Exhibit 10.24

THE SYMBOL '***' IS USED THROUGHOUT THIS EXHIBIT TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AS CONFIDENTIAL

EXECUTIVE EMPLOYMENT AGREEMENT

This Agreement dated 17 December 2007

BETWEEN:

CHRIS J.W. DENNIS, of [***]

("Executive")

AND:

ANGIOTECH PHARMACEUTICALS, INC.,

a corporation incorporated under the laws of British Columbia

("Angiotech")

BACKGROUND

A.

Angiotech wishes to continue to employ the Executive in the position of Senior Vice President, Sales & Marketing, on and subject to the terms and conditions of this Agreement.

B.

The Executive wishes to continue to be so employed.

AGREEMENTS

For good and valuable consideration, the receipt and sufficiency of which each party acknowledges, the parties agree as follows:

1.

EMPLOYMENT

1.1

Angiotech will employ the Executive, and the Executive will serve Angiotech, subject to and in accordance with the terms of this Agreement.

1.2

The Executive:

(a)

will be employed in the position of Senior Vice President, Sales & Marketing at Angiotech's offices in Vancouver, British Columbia;

(b)

will report to Angiotech's Chief Executive Officer; and

(c)

will perform those duties and responsibilities assigned to the Executive by Angiotech from time to time.

1.3

Angiotech may ask the Executive to serve as an officer of Angiotech, and/or as a director and/or officer of one or more of Angiotech's affiliates or subsidiaries.

1.4

The Executive will be employed by Angiotech on a full-time basis, and agrees that:

(a)

the Executive's hours of work will vary, and will be those hours required to perform the Executive's duties and responsibilities under this Agreement; and

(b)

the remuneration paid to the Executive under this Agreement constitutes remuneration, compensation, and payment in full for all hours worked and all services provided by the Executive in connection with the Executive's employment with Angiotech or otherwise, including any work performed or services provided as a director or officer of Angiotech or any of its affiliates or subsidiaries.

1.5

Angiotech may, from time to time, establish or change written policies and procedures concerning its business and the conduct of its employees, which will, upon publication to the Executive, be binding on the Executive as if incorporated into this Agreement, provided that if there is a conflict between the terms of such policies and procedures and the terms of this Agreement, the terms of this Agreement will prevail and govern.

1.6

This Agreement is effective as of 18 December 2007 ("Effective Date"), and will continue in effect until terminated by either party in accordance with its terms.

1.7

The first day of the Executive's employment continues to be 2 April 2007 for all purposes under this Agreement, which will also continue to be the anniversary date of the Executive's employment for all purposes under this Agreement.

2.

EXCLUSIVE SERVICE

2.1

The Executive will, to the best of the Executive's ability, diligently and faithfully devote all of the Executive's business time, attention, energies, and abilities exclusively to the Business of Angiotech and the performance of the Executive's duties and responsibilities under this Agreement, and will at all times use best efforts to promote the interests of Angiotech.

2.2

During the Executive's employment with Angiotech, the Executive will not, directly of indirectly:

(a)

be employed by or render services of a business, professional, or commercial nature, including services as an owner, shareholder, partner, joint venturer, officer, director, employee, advisor, contractor, consultant, agent, or otherwise, to any other person, firm, entity, or business, whether for remuneration or otherwise, without the prior written authorization of Angiotech's Chief Executive Officer; or

(b)

otherwise engage in any activity that is competitive with the Business of Angiotech, or that negatively affects the performance of the Executive's duties and responsibilities under this Agreement, whether alone, or as an owner, shareholder, partner, joint venturer, officer, director, employee, advisor, contractor, consultant, or agent of any other person, firm, entity, or business.

2.3

For greater certainty, paragraph 2.2(b) does not, subject to Part 11, restrict the Executive from:

(a)

with Angiotech's prior written authorization under paragraph 2.2(a), rendering services to, or serving as an officer or director of, a person, firm, entity, or business that is not a Competitor of Angiotech;

(b)

investing in a firm, entity, or business that is not a Competitor of Angiotech;

(c)

owning a legal or beneficial interest not exceeding 1% in a Competitor of Angiotech; or

(d)

engaging in charitable activities with a social or philanthropic purpose that do not have a material negative effect on the performance of the Executive's duties and responsibilities under this Agreement or on the interests of Angiotech.

3.

FIDUCIARY DUTY

3.1

The Executive has a fiduciary relationship with Angiotech, whereby the Executive has an absolute duty of trust, care, fidelity, and honesty to Angiotech, including a duty to avoid any conflict of interest, and to act with undivided loyalty to Angiotech and with the utmost good faith, exclusively and selflessly in the best interests of Angiotech.

4.

BASE SALARY

4.1

Angiotech will pay the Executive an annual base salary of $330,000.00 per year or such other amount as the Board may determine, from time to time, in accordance with this Agreement ("Base Salary"), payable on Angiotech's normal payroll schedule.

4.2

The Board may, from time to time, in its sole discretion, review the Base Salary and determine if any increase is appropriate having regard to the Executive's performance and contributions, as assessed by the Board in its sole discretion, and any other factor or factors the Board may consider appropriate.

5.

BONUS PLAN

5.1

Subject to paragraph 5.3, the Executive will be eligible to participate in Angiotech's bonus plan for executive employees ("Bonus Plan"), which currently provides for bonuses based on a target bonus opportunity of 40% of the Base Salary earned by the Executive during a fiscal year, provided that the Board may determine, in its sole discretion, that the amount of the payment made to the Executive under the Bonus Plan in respect of a fiscal year may be greater or lesser than the target bonus opportunity, or that, no payment will be made to the Executive from the Bonus Plan in respect of a fiscal year, having regard to individual and company performance and any other factor or factors the Board may consider appropriate.

5.2

Any one payment to the Executive under the Bonus Plan will not obligate Angiotech to make any other payment to the Executive under the Bonus Plan or otherwise.

5.3

The Board may, from time to time, in its sole discretion and without prior notice to the Executive, change or terminate the Bonus Plan. If there is a conflict between the Bonus Plan and the terms of this Agreement (other than paragraph 5.1), the terms of this Agreement (other than paragraph 5.1) will prevail and govern.

6.

STATUTORY DEDUCTIONS

6.1

The Base Salary, any payments under the Bonus Plan or under Part 10 or 14, and any other payment, award, or benefit made or provided to the Executive under this Agreement or otherwise are subject to all required statutory deductions and withholdings, and any other amount required by law to be deducted or withheld from such payment.

7.

INSURANCE, RETIREMENT, AND OTHER EMPLOYEE BENEFITS

7.1

Subject to paragraphs 7.3 and 7.4, during the Executive's employment with Angiotech, the Executive will be eligible to participate in:

(a)

the group health, dental, life insurance, and short and long term disability plans made generally available by Angiotech for its comparably situated executive employees, and any other employee benefit plans that Angiotech may make generally available from time to time for its comparably situated executive employees, and, in each such instance, subject to and in accordance with the terms of the applicable plan; and

(b)

the group RRSP plan made available by Angiotech for its comparably situated executive employees, or in any other retirement plan that Angiotech may make generally available from time to time for its comparably situated executive employees, and, in each such instance, subject to and in accordance with the terms of the applicable plan.

7.2

If the Executive is a director or officer of Angiotech or any of its affiliates or subsidiaries, Angiotech will maintain a policy of directors' and officers' liability insurance for the Executive while the Executive is so serving.

7.3

The Executive's eligibility for any benefits under any employee benefit plan, including any health, dental, life insurance, or disability plan, or under any retirement plan, including any group RRSP plan or other retirement plan, or under any liability insurance policy, will be determined solely on the basis of the applicable plan or plans or insurance policy or policies, and Angiotech's sole obligation in relation to such benefits will be:

(a)

to pay premium costs, or a portion or percentage thereof, on behalf of or for the benefit of the Executive, to the extent that Angiotech may generally make such payments on behalf of or for the benefit of its comparably situated executive employees; and

(b)

to make contributions to the group RRSP plan or other retirement plan, for the benefit of the Executive, to the extent that Angiotech may generally make such contributions for the benefit of its comparably situated executive employees.

7.4

Angiotech may, in its sole discretion and without prior notice to the Executive, change or terminate any employee benefit or insurance coverage made available to its executive employees, including the portion or percentage of premium costs (if any) paid by Angiotech under paragraph 7.3(a).

7.5

Any disputes concerning the Executive's rights under any employee benefit plan,

retirement plan, or insurance policy must be directed against the provider of the benefit and not against Angiotech.

7.6

The Executive's eligibility for any health, dental, life insurance, disability, or other insurance or employee benefits, or to participate in any retirement plan, under this Part 7 will cease on the Last Day of Employment (subject to any applicable conversion privileges), and Angiotech will not be liable for any sickness, injury, illness, disability, or death, or for any claims, damages, losses, costs, or expenses directly or indirectly suffered or incurred thereafter, or as a result thereof.

8.

STOCK OPTIONS AND OTHER EQUITY-BASED INCENTIVE PLANS

8.1

Subject to paragraph 8.2, the Executive:

(a)

will, continue to hold any options to purchase common shares of Angiotech held by the Executive as of the Effective Date, subject to the terms of any applicable stock option agreement, plan, or program; and

(b)

may, from time to time, be eligible to receive additional stock option grants, or grants or awards under other equity-based incentive plans or programs, if and to the extent awarded to the Executive under the terms of any applicable stock option agreement, plan, or program, or other equity-based incentive plan or program, which may be approved by the Board and the shareholders of Angiotech.

8.2

The Board may, in its sole discretion and without prior notice to the Executive, change or terminate any stock option plan or program or any equity-based incentive plan or program referred to in paragraph 8.1, subject to the terms of the applicable plan or program that govern such change or termination, and any applicable laws or regulatory requirements; provided that such change or termination will not, without the Executive's written consent, adversely affect any then outstanding stock options or other grants or awards held by the Executive (unless such change or termination occurs solely as a result of a change in applicable laws or regulatory requirements).

8.3

Subject to paragraph 14.9(f), if the Executive's employment is terminated, any rights and obligations of the Executive in respect of any then outstanding stock options or other grants or awards held by the Executive will continue to be governed by the provisions of the applicable agreement, plan, or program referred to in paragraph 8.1.

8.4

If there is a conflict between the terms of this Agreement and the terms of any stock option agreement, plan, or program, or other equity-based incentive plan or program, referred to in paragraph 8.1, this Agreement will prevail and govern, unless applicable laws or regulatory requirements do not permit this, in which case the terms of such stock option agreement, plan, or program, or other equity-based incentive plan or program will prevail and govern to the extent required by such laws or regulatory requirements.

9.

VACATION

9.1

The Executive will receive an annual vacation of 20 working days for each fiscal year of employment under this Agreement, prorated for partial years of employment, in accordance with Angiotech's policies regarding vacations in effect from time to time.

9.2

The Executive may take an annual vacation at such times as are mutually convenient to the Executive and Angiotech, but subject to Angiotech's operational requirements.

9.3

Unless otherwise provided in Angiotech's policies regarding vacations,

(a)

if the Executive does not use all of the Executive's vacation entitlement in a given fiscal year, the vacation not taken will be available to be used in a later fiscal year; and

(b)

if the Executive's employment is terminated before the end of a given fiscal year, the Executive will be paid for:

(i)

any unused vacation days for previous fiscal years; and

(ii)

any unused vacation days for the fiscal year in which the Executive's employment is terminated, on a prorated basis.

9.4

Angiotech may, in its sole discretion and without prior notice to the Executive, change Angiotech's policies, plans, or practices regarding vacations.

10.

EXPENSES

10.1

Angiotech will, upon the submission by the Executive of appropriate receipts, reimburse the Executive for:

(a)

business expenses incurred by the Executive that Angiotech, in its sole discretion, determines are reasonably necessary for the proper discharge of the Executive's duties and responsibilities, in accordance with Angiotech's policies in effect from time to time; and

(b)

the following perquisites, for so long as Angiotech may make such perquisites generally available for its comparably situated executive employees, and up to a combined maximum amount of US$15,000.00 for each fiscal year:

(i)

automobile lease;

(ii)

financial or tax planning services; and

(iii)

health club membership.

10.2

Angiotech will:

(a)

pay the Executive the total amount of $100,000 for the purpose of assisting the Executive in obtaining suitable housing in the Vancouver area, which will be paid in three instalments, as follows:

(i)

$50,000, upon the commencement of the Executive's employment with Angiotech;

(ii)

$25,000, on March 26, 2008; and

(iii)

$25,000, on March 26, 2009;

(b)

upon the submission by the Executive of appropriate receipts, reimburse the Executive for moving-related expenses incurred by the Executive that Angiotech, in its sole discretion, determines are reasonably necessary in connection with the relocation of the Executive's household and immediate family to the Vancouver area, which will include all expenses that Angiotech determines are reasonably necessary for the following purposes:

(i)

a managed move of the Executive's household from Toronto to the

Vancouver area, including packing, insurance, and transportation of household goods and automobiles;

(ii)

legal fees, real estate fees and commissions, and land transfer taxes in respect of the sale of the Executive's residence in Toronto, and the purchase of a residence in the Vancouver area;

(iii)

travel for the Executive and the Executive's immediate family from

Toronto to Vancouver; and

(iv)

 rental of temporary accommodation in the Vancouver area for the Executive and the Executive's immediate family for up to a maximum of six months; and

(c)

upon or after the commencement of the Executive's commencement of employment with Angiotech, pay the Executive an allowance of $5,000 for miscellaneous additional moving-related expenses.

11.

RESTRICTIONS ON SOLICITATION AND COMPETITION

11.1

In this Agreement:

(a)

"Business of Angiotech" means the business of Angiotech through the

Executive's Last Day of Employment, including, without limitation, the business of researching, developing, manufacturing, and selling medical devices and/or medical implants, including, for example, stents, stent grafts, vascular grafts, vascular wraps, catheters, needles, blades, sutures (including barbed or self- retaining sutures), filters, vascular snares, biopsy devices, guidewires, ophthalmic implants, orthopedic devices and implants, hemostats and hemostatic pads, and tissue sealants, fillers, and glues, as well as drug-loaded and/or polymer-coated versions of these products;\

(b)

"Competitor of Angiotech" means any person, persons, entity, firm, association, corporation, or other enterprise engaged in any business or activity, anywhere in the world, that is or is being prepared to be in competition with the Business of Angiotech, including, without limitation, the development, manufacture, or sale of any product or service in competition with a product or service developed, in development, manufactured, or sold by Angiotech through the Executive's Last Day of Employment;\

(c)

"Customer of Angiotech" means any customer or client or prospective customer or client of Angiotech to whom the Executive provided services, or for whom the Executive transacted business, or whose identity became known to the Executive in connection with or as a consequence of the Executive's relationship with or employment by Angiotech;

(d)

"Solicitation" means any direct or indirect communication of any kind, regardless of who initiates the communication, that in any way invites, advises, encourages, or asks any person to take or refrain from taking any action.

11.2

Angiotech is engaged in the Business of Angiotech, the Business of Angiotech is worldwide in scope, and the current and potential Competitors of Angiotech and Customers of Angiotech are located throughout the world.

11.3

While the Executive is employed by Angiotech, and for a period of 12 months after the Last Day of Employment, the Executive will not, whether as an owner, shareholder, partner, joint venturer, officer, director, employee, advisor, contractor, consultant, agent, or otherwise, either on his own or in conjunction with any person, persons, entity, firm, association, corporation, or other business enterprise, or in any other manner whatsoever, directly or indirectly:

(a)

carry on or engage in the Solicitation of any Customer of Angiotech, except, while the Executive is employed by Angiotech, for a purpose consistent with the performance of the Executive's duties and responsibilities under this Agreement;

(b)

interfere with, impair, or damage any relationship between Angiotech and any Customer of Angiotech;

(c)

carry on or engage in the Solicitation of any employee or consultant of Angiotech (including any person who was an employee or consultant of Angiotech within a period of six months before the date of the Solicitation) to end his or her employment or consulting relationship with Angiotech, or to commence an employment or consulting relationship or any other relationship with any Competitor of Angiotech;

(d)

carry on or engage in any business or activity that is, will be, or is being prepared to be in competition with the Business of Angiotech, and that is substantially related to any business, activity, or services:

(i)

that the Executive engaged in or performed, directly or indirectly, for or on behalf of Angiotech through the Executive’s Last Day of Employment; or

(ii)

for which the Executive had direct or indirect responsibility or oversight with Angiotech through the Executive’s Last Day of Employment;

(e)

advise, assist, lend money to, guarantee the debts or obligations of, or manage or supervise personnel of, any Competitor of Angiotech engaged in any business or activity described in subparagraph (d)(i) or (ii); or

(f)

subject to paragraphs 1 L4 and 11.5, own more than a 1% legal or beneficial interest in any Competitor of Angiotech.

11.4

If the Executive owns or acquires more than a 1% legal or beneficial interest in any entity, firm, association, corporation, or other enterprise which is not a Competitor of Angiotech but which later becomes a Competitor of Angiotech while the Executive is employed by Angiotech, or, subject to paragraph 11.5, during the 12-month period after the Last Day of Employment:

(a)

the Executive will, within 90 days after the Executive knows, or should have known, that such entity, firm, association, corporation, or other enterprise has become a Competitor of Angiotech (or, if requested by the Executive, such longer time period as Angiotech may agree, such agreement not to be unreasonably withheld), either

(i)

dispose of that interest to the extent necessary to comply with paragraph 11.3(f), or notify Angiotech that the Executive owns more than a 1% legal or beneficial interest in such entity, firm, association, corporation, or other enterprise, and ask that the Board decide whether the Executive must comply with paragraph 11.3(f);

(b)

if the Executive asks the Board under subparagraph (a)(ii) to decide whether the Executive must comply with paragraph 11.3(f), the Board will decide, in its sole discretion, whether the Executive will be required to dispose of the Executive’s legal or beneficial interest in the entity, firm, association, corporation, or other enterprise that has become a Competitor of Angiotech, to the extent necessary to comply with paragraph 11.3(f), or to any lesser extent specified by the Board, and Angiotech will notify the Executive of the Board’s decision; and

(c)

if the Board decides under subparagraph (b) that the Executive must dispose of any portion of the Executive's legal or beneficial interest in the entity, firm, association, corporation, or other enterprise that has become a Competitor of Angiotech,

(i)

the Executive will, within 90 days of being notified of the Board's decision (or, if requested by the Executive, such longer time period as Angiotech may agree, such agreement not to be unreasonably withheld), dispose of that interest to the extent required by the Board under subparagraph (b), and

(ii)

if the Executive incurs a loss as a result of having to comply with the Board's decision under subparagraph (b), Angiotech will provide reasonable compensation to the Executive for that loss, which will not, in any event, exceed the difference, if any, between the acquisition cost of the interest and the proceeds of disposition of the interest (without regard for the tax consequences of the disposition).

11.5

Despite paragraphs 11.3 and 11.4, during the 12-month period after the Last Day of Employment, the Executive may own or acquire more than 1% of the shares of any class of a Competitor of Angiotech that are publicly traded on a stock exchange or trade reporting system, provided that the Executive:

(a)

does not, on his own behalf, or in association with or on behalf of any other person, entity, or group of persons or entities acting jointly or in concert, become a "control person" as defined under the Ontario Securities Act; and

(b)

otherwise complies with paragraph 11.3(a) to (e).

11.6 If paragraph 11.3, or any portion thereof, is found to be unreasonable or unenforceable to any extent by an arbitrator under Part 21 or by a Court of competent jurisdiction determining its validity or enforceability, whether as to the subject matter or scope of the restriction or restrictions, the geographic area of the restriction or restrictions, or the duration of the restriction or restrictions, then the restriction or restrictions will be changed or reduced to that which is determined to be reasonable or enforceable by the arbitrator or the Court.

12.

WORK PRODUCT

12.1

In this Agreement:

(a)

"Intellectual Property" means all proprietary rights and interests in, to, or associated with Work Product, including, without limitation, all registered and unregistered copyrights, patents, industrial designs, trade-marks, trade names, trade secrets, goodwill, all applications and all rights to file applications for all of the foregoing, and all rights of action for infringement, misappropriation, or other misuse, and any other rights in and to the Work Product;

(b)

"Non-Angiotech Invention" means any concept, method, process, technology, invention, development, or other work which:

(i)

subject to paragraph 12.8, is disclosed in Appendix B; or

(ii)

is determined by the Board to be a Non-Angiotech Invention under paragraph 12.7;

(c)

"Work Product" means all work product of every kind, including, without limitation, all inventions, discoveries, concepts, ideas, know-how, plans, strategies, developments, technologies, computer programs, software source and object codes, writings, formulas, algorithms, compilations, information, data, devices, designs, prototypes, drawings, diagrams, schematics, practices, processes, methods, products, procedures, manuals, techniques, and other works of authorship, and all modifications and improvements to any of the foregoing, whether or not patented, registered, or otherwise protected, that is invented, made, created, authored, generated, compiled, conceived, developed, completed, reduced to practice, or worked on by the Executive, whether alone or with others, whether during or outside the Executive's working hours, and whether before or during the Executive's employment with Angiotech:

(i)

relating to the Business of Angiotech;

(ii)

resulting from work performed by the Executive with the use of Angiotech's equipment, facilities, Confidential Information, materials, or personnel;

(iii)

resulting from any work performed by the Executive for Angiotech;

(iv)

resulting from, based on, or using any of Angiotech's assets, property, products, or research; or

(v)

relating to an opportunity that is identified by or presented to the Executive, or of which the Executive becomes aware, in whole or in part as a consequence of the Executive's employment with Angiotech, or the functions performed by the Executive on behalf of Angiotech; but excluding any Non-Angiotech Inventions.

12.2

Angiotech is and will be the sole owner of all Work Product and Intellectual Property.

12.3

For greater certainty:

(a)

the Executive irrevocably assigns and transfers to Angiotech all rights, title, and interest in and to all Work Product and Intellectual Property, and all rights of action for infringement or other misuse, including all rights to file applications, and all pending applications, to patent, register, or record the Work Product and Intellectual Property,

(b)

to the extent the Executive holds or acquires legal title to any Work Product or Intellectual Property, the Executive holds it as trustee and agent for Angiotech; and

(c)

on request by Angiotech, the Executive will, during and after the Executive's employment with Angiotech, execute and deliver immediately to Angiotech all instruments that Angiotech considers necessary or helpful to effect, perfect, register, or record its interest in Work Product and Intellectual Property, or to patent, register, or record Work Product and Intellectual Property in Angiotech's name, or to obtain, maintain, or enforce its rights and interest in Work Product and Intellectual Property in connection with any interference, litigation, opposition, or other proceeding to which Work Product or Intellectual Property is relevant, provided that Angiotech reimburses the Executive for all reasonable expenses incurred to fulfill these obligations.

12.4

The Executive irrevocably nominates, appoints, and constitutes Angiotech as the Executive's true and lawful attorney with power to do all things and execute all documents on the Executive's behalf as may be required to give effect to this Part 12, including, without limitation, the actions contemplated in paragraph 12.3. The attorney so appointed may exercise this power as the attorney deems appropriate to give effect to the intent of this Part 12.

12.5

The Executive will, during and after the Executive's employment with Angiotech, assist Angiotech as much as is reasonably necessary to establish, protect, and enforce Work Product and Intellectual Property, provided that Angiotech:

(a)

reimburses the Executive for all reasonable expenses thereby incurred; and

(b)

provides reasonable compensation to the Executive for efforts thereby expended after the end of the Executive's employment with Angiotech.

12.6

 The Executive irrevocably waives in favour of Angiotech any and all moral rights that the Executive may have with respect to any Work Product, including, without limitation, the right to attribution of authorship, the right to restrain or claim damages for any distortion, mutilation, modification, or enhancement of any Work Product, and the right to retain, use, or reproduce any Work Product in any context and in connection with any product, service, or business, and Angiotech may use or alter any Work Product, as Angiotech sees fit, in its sole discretion.

12.7

A concept, method, process, technology, invention, development or other work developed by the Executive may be determined to be a Non-Angiotech Invention under paragraph 12.1(b)(ii) if:

(a)

subject to paragraph 12.11, the Executive immediately and fully discloses that concept, method, process, technology, invention, development, or other work, in writing, to both Angiotech's General Counsel and its Human Resources Department; and

(b)

the Board determines, in its sole discretion, that the concept, method, process, technology, invention, development, or other work is a Non-Angiotech invention, provided that, for greater certainty, the Board may determine that a concept, method, process, technology, invention, development, or other work is not a NonAngiotech Invention if one or more of the following apply to that concept, method, process, technology, invention, developments or other work:

(i)

it was developed by the Executive during the Executive's business time for Angiotech, or using any equipment, facilities, materials, personnel, trade secrets, or Confidential Information of Angiotech;

(ii)

it relates to the Business of Angiotech or to Angiotech's current or anticipated research or development; or

(iii)

it is otherwise derived from any work performed by the Executive for Angiotech.

12.8

If the disclosure of any Non-Angiotech Invention in Appendix B would violate any obligation of confidentiality that the Executive owes to a third party, Appendix B must instead include (to the extent it does not violate that obligation of confidentiality) a brief description of such Non-Angiotech Invention, a list of all third parties to whom the Non-Angiotech Invention belongs, and the reason full disclosure is prohibited.

12.9

 If, during the Executive's employment with Angiotech, the Executive incorporates any Non-Angiotech Invention into any product, process, service, equipment, or facilities of Angiotech, the Executive will grant Angiotech a non-exclusive, royalty-free, perpetual, and irrevocable worldwide licence (including the right to sublicense) to make, have made, use, offer to sell, sell, import, copy, distribute, modify, and otherwise practise and exploit such NonAngiotech Invention as part of Angiotech's product, process, service, equipment, or facilities (to the extent the Executive is legally entitled to grant such licence or rights to. Angiotech).

12.10

Subject to paragraph 12.11, while the Executive is employed by Angiotech, the Executive will, immediately, fully disclose to Angiotech, in writing, all items, methods, technologies, inventions, and other works, of any nature, developed, conceived, or reduced to practice by the Executive, whether alone or with others, that constitute Work Product or that otherwise relate to the Business of Angiotech.

12.11

If the disclosure of any item, concept, method, process, technology, invention, development, or other work under paragraph 12.7 or 12.10 would violate any obligation of confidentiality that the Executive may owe to a third party, the Executive will, instead, immediately disclose to Angiotech (to the extent it does not violate that obligation of confidentiality) a description of such item, method, technology, invention, or other work, a list of all third parties to whom it belongs, and full and complete reasons why full disclosure is prohibited.

12.12

At the end of the Executive's employment, the Executive will immediately return to Angiotech all Work Product and all other property of Angiotech, including, without limitation, all medical devices, medical implants, and other products, all computers, telephones, personal digital assistants, and other equipment, and all Confidential Information, proprietary or licensed computer programs, customer lists, customer data, books, records, forms, specifications, formulas, data, data processes, designs, papers, and writings relating to the Business of Angiotech, and any copies thereof, in the Executive's possession or under the Executive's control. For greater certainty, the Executive will not retain any copies of any such property, and will immediately provide to Angiotech all passwords and other security devices required to enable access to such property, and any licences granted to the Executive for the use of any such property will be immediately revoked on the Last Day of Employment.

13.

CONFIDENTIALITY

13.1

In this Agreement:

"Confidential Information" means all information and materials of Angiotech, and its customers, clients, vendors, consultants, and other parties with which Angiotech does business that is not generally known by or freely available to the public, including, without limitation, information pertaining to biological materials and their progeny and derivatives, drug formulations, pre-clinical and clinical trials (abandoned or undertaken), work product, inventions, discoveries, concepts, ideas, know-how, plans, strategies, developments, technologies, computer programs, formulas, algorithms, compilations, data, devices, designs, prototypes, drawings, diagrams, schematics, practices, processes, methods, products, procedures, manuals, techniques, customer and supplier lists and data, price lists, policies, records, forms, specifications, trade secrets, research, laboratory notes, analysis, reports, studies, budgets, projections, bids, costs, financial reports and information, financing materials, training programs, sales and marketing programs, plans and strategies, regulatory filings, and correspondence, whether or not expressed in tangible form, and in any format:

(a)

relating to the Business of Angiotech; or

(b)

otherwise relating to Angiotech's past, present, or future businesses, properties, research, products, or services.

13.2

Unless the Executive can demonstrate that information or materials in issue (including Work Product) is generally known by or freely available to the public through no fault of the Executive or any person with whom the Executive is, directly or indirectly, affiliated or related, then the information or material will be presumed and deemed to be Confidential Information.

13.3

Unless and until any Confidential Information ceases to be confidential under paragraph 13.2, the Executive will forever:

(a)

keep private and maintain in strict confidence such Confidential Information; and

(b)

not, directly or indirectly, use, disseminate, disclose, lecture on, publish, duplicate, or summarize the Confidential Information, in whole or in part, except to the extent:

(i)

required by law, but subject to paragraph 13.5;

(ii)

required to enable the Executive to discharge the Executive's duties and responsibilities under this Agreement; or

(iii)

that Angiotech first consents in writing, and the Executive complies with all terms and conditions imposed by Angiotech in the consent.

13.4

The Executive will forever observe the terms of all agreements regarding confidentiality between Angiotech and others, except to the extent:

(a)

required by law, but subject to paragraph 13.5; or

(b)

that Angiotech first consents in writing, and the Executive complies with all terms and conditions imposed by Angiotech in the consent.

13.5

If the Executive reasonably believes that, the Executive is required by law to disclose anything otherwise prohibited under paragraphs 13.3 and 13.4:

(a)

the Executive will immediately notify Angiotech in writing of all material particulars of the situation;

(b)

if Angiotech does not agree that disclosure is required by law, the Executive will not make any disclosure unless an arbitrator under Part 21 or a Court of competent jurisdiction orders otherwise; and

(c)

in any event, the Executive will take all lawful steps to ensure that any disclosure required by law is subject to a protective order of confidentiality.

13.6

Nothing in this Agreement limits or supersedes any other right or remedy that Angiotech may have, under applicable law, with respect to the protection of Confidential Information.

14.

TERMINATION

14.1

In this Agreement:

(a)

"Angiotech US" means Angiotech Pharmaceuticals (US), Inc, a corporation incorporated under the laws of the State of Washington;

(b)

"Change of Control" means the occurrence of any one or more of the following:

(i)

a change in the composition of the Board as a result of which fewer than one-half of the incumbent directors are individuals who were directors 12 months before the change; but excluding any such change in the composition of the Board made with the approval of the Board as it was constituted immediately before the change;

(ii)

the acquisition or aggregation by any person, entity, or group of persons or entities acting jointly or in concert ("Acquiror") of beneficial ownership or control of Voting Securities (including, without limitation, the power to vote or direct the voting thereof), as a result of which the Acquiror and/or associates and/or affiliates of the Acquiror become entitled to cast or direct the casting of 50% or more of the votes attached to all of the outstanding Voting Securities which may be cast to elect directors (regardless of whether a meeting has been called to elect directors); but excluding a change in the relative beneficial ownership of the Acquiror in Voting Securities resulting solely from a reduction in the aggregate number of the outstanding Voting Securities, unless and until the Acquiror increases, in any manner, directly or indirectly, the Acquiror's beneficial ownership or control of Voting Securities (after which the Acquiror and/or associates and/or affiliates of the Acquiror are entitled to cast or direct the casting of 50% or more of the votes attached to all of the outstanding Voting Securities which may be cast to elect directors);

(iii)

the disposition of all or substantially all of the assets or business of

Angiotech or Angiotech US pursuant to a merger, consolidation, or other transaction, unless the common shares of the entity or entities that succeed to the business of Angiotech, and any other shares entitled to vote for the election of directors of such entity or entities, are beneficially owned or controlled by persons, entities, or groups of persons or entities acting jointly or in concert who held beneficial ownership or control of Voting Securities immediately before such merger, consolidation, or other transaction, in substantially the same proportion as they owned such Voting Securities;

(iv)

the adoption of a resolution to wind-up, dissolve, or liquidate Angiotech or Angiotech US; or

(v)

a consolidation, merger, amalgamation, arrangement, or other reorganization or acquisition of Angiotech or Angiotech US, as a result of which the holders of Voting Securities immediately before the completion of such transaction hold less than 50% of the outstanding common shares and other shares entitled to vote for the election of directors of the successor corporation after completion of the transaction;

(c)

"Good Reason" means the occurrence of any one or more of the following without the Executive's written consent:

(i)

a material reduction in the Executive's title, office, authority, or duties or responsibilities of employment;

(ii)

one or more reductions in the Executive's Base Salary, or in the Executive's target bonus opportunity under the Bonus Plan, in the cumulative amount of 5% or more within a 12 month period, or a material reduction in the Executive's benefits or perquisites, if such reductions:

(A)

are not made in conjunction with similar reductions for comparably situated executive employees of Angiotech, or

(B)

are made in conjunction with similar reductions for comparably situated executive employees of Angiotech at the time of, or within 24 months after, a Change of Control;

(ii)

a change in the Executive's principal place of employment by a distance of 80 kilometers or more, unless the new principal place of employment is within 80 kilometers of the Executive's then current residence;

(iv)

a material breach by Angiotech of a fundamental term of this Agreement; or

(v)

an Unapproved Change of Control;

but does not include the Executive being placed on paid leave for up to 30 days pending the determination by Angiotech of whether there is or may be just cause to terminate the Executive's employment;

(d)

"Last Day of Employment" means:

(i)

immediately on receipt of the Notice of Termination if the Executive's employment is terminated by Angiotech for just cause;

(ii)

the effective date of the Notice of Termination if the Executive's employment is terminated by the Executive without Good Reason; or

(iii)

immediately on receipt of the Notice of Termination if the Executive's employment is terminated by Angiotech for any reason other than for just cause, or is terminated by the Executive for Good Reason, except in circumstances where the Employment Standards Act (British Columbia) or other applicable employment standards legislation requires this to be at the end of the period of notice prescribed thereunder, in which case it will be at the end of the period of notice; or such later date as may otherwise be agreed between Angiotech and the Executive;

(e)

"Notice of Termination" means a written notice of termination of the

Executive's employment with Angiotech;

(f)

"Unapproved Change of Control" means a Change of Control that;

(i)

is recommended against to the Board by Angiotech's Chief Executive Officer in office immediately before the Change of Control; or

(ii)

is not approved, supported, or recommended by the Board as it was constituted immediately before the Change of Control;

(g)

"Voting Securities" means common shares of Angiotech and any other shares entitled to vote for the election of directors of Angiotech.

14.2

Angiotech may terminate the Executive's employment at any time by giving a Notice of Termination to the Executive.

14.3

The Executive may terminate the Executive's employment for Good Reason if Angiotech fails to cure the circumstances which gave the Executive Good Reason within 20 days of the Executive giving Angiotech written notice identifying those circumstances (provided that such notice must be given within 90 days after the Executive knows, or should have known, of those circumstances), by the Executive giving a Notice of Termination to Angiotech after the expiration of that 20-day period. Except in accordance with this paragraph, the Executive may not otherwise terminate the Executive's employment for Good Reason.

14.4

The Executive may terminate the Executive's employment at any time without Good Reason by giving a Notice of Termination to Angiotech, providing Angiotech with 60 days' notice of the termination of the Executive's employment, which Angiotech may waive in whole or in part.

14.5

If the Executive's employment is terminated by the Executive without Good Reason, Angiotech will:

(a)

pay any unpaid Base Salary earned by the Executive up to the Last Day of Employment, and, if Angiotech has waived the notice period or any part of it under paragraph 14.4, the equivalent Base Salary the Executive would otherwise have earned during the notice period;

(b)

pay the balance of any outstanding payments under the Bonus Plan that are or were payable to the Executive on or before the last day of the notice period; and

(c)

make any payments due under paragraph 9.3(b) or 10.1(a);

and Angiotech will have no further obligation to the Executive under this. Agreement. In particular, the Executive will be deemed not to have earned any payment under the Bonus Plan either in regard to the fiscal year in which the termination of employment occurs, or in regard to any previous fiscal year, to the extent such payment has not become payable to the Executive as of the last day of the notice period.

14.6

If the Executive's employment is terminated by Angiotech for just cause, Angiotech will:

(a)

pay any unpaid Base Salary earned by the Executive up to the Last Day of Employment;

(b)

pay the balance of any outstanding payments under the Bonus Plan that are or were payable to the Executive on or before the Last Day of Employment; and

(c)

make any payments due under paragraph 9.3(b) or 10.1(a);

and Angiotech will have no further obligation to the Executive under this Agreement. In particular, the Executive will be deemed not to have earned any payment under the Bonus Plan either in regard to the fiscal year in which the termination of employment occurs, or in regard to any previous fiscal year, to the extent such payment has not become payable to the Executive as of the Last Day of Employment.

14.7

If the Executive's employment is terminated by Angiotech for any reason other than for just cause or is terminated by the Executive for Good Reason, and paragraph 14.9 and 14.9 do not apply, Angiotech will:

(a)

pay any unpaid Base Salary earned by the Executive up to the Last Day of

    Employment;

(b)

pay a lump sum amount as severance compensation, equivalent to the total of:

(i)

12 months of Base Salary, and

(ii)

an additional two months of Base Salary for each full year of employment completed by the Executive,

up to a combined maximum of 24 months of Base Salary;

(c)

pay a further lump sum amount as compensation for loss of any benefits made available to the Executive or the Executive's immediate family, including any benefit coverage under any health, dental, life insurance, disability, or other insurance or employee benefits plan, any RRSP contributions or other retirement benefits, and any other perquisites of employment, including any automobile allowance, automobile lease, financial or tax planning services, memberships, or otherwise, in the total amount of:

(i)

$24,000, plus

(ii)

an additional $2,000 for each full year of employment completed by the Executive,

up to a combined maximum of $48,000;

(d)

pay the balance of any payments which may be due to the Executive under the Bonus Plan, including, if applicable, a prorated payment under the Bonus Plan earned in respect of the fiscal year in which the Executive's employment is terminated, as and when determined by the Board; and

(e)

make any payments due under paragraph 9.3(b) or 10.1(a).

14.8

If the Executive's employment is terminated by Angiotech for any reason other than for just cause or is terminated by the Executive for Good Reason, and the Date of Notice is on or before March 26, 2008, and paragraph 14.9 does not apply, Angiotech will:

(a)

pay any unpaid Base Salary earned by the Executive up to the Date of Notice;

(b)

pay a lump sum amount as severance compensation, equivalent to 18 months of Base Salary;

(c)

pay a further lump sum amount as compensation for loss of any benefits made available to the Executive or the Executive's immediate family, including any benefit coverage under any health, dental, life insurance, disability, or other insurance or employee benefits plan, any RR.SP contributions or other retirement benefits, and any other perquisites of employment, including any automobile allowance, automobile lease, financial or tax planning services, memberships, or otherwise, in the amount of $24,000;

(d)

pay the balance of any payments which may be due to the Executive under the Bonus Plan, including, if applicable, a prorated payment under the Bonus Plan for the fiscal year in which the Executive's employment is terminated, as and when determined by the Board; and

(e)

make any payments due under paragraph 9.3(b) or Error! Reference source not found.

14.9

If, at the time of, or within 24 months after, a Change of Control, the Executive's employment is terminated by Angiotech for any reason other than for just cause or is terminated by the Executive for Good Reason, Angiotech will:

(a)

pay any unpaid Base Salary earned by the Executive up to the Last Day of

Employment;

(b)

pay a lump sum amount as severance compensation, equivalent to the total of:

(i)

24 months of Base Salary, and

(ii)

an additional two months of Base Salary for each full year of employment completed by the Executive,

up to a combined maximum of 36 months of Base Salary;

(c)

pay a further lump sum amount as compensation for loss of any benefits made available to the Executive or the Executive's immediate family, including any benefit coverage under any health, dental, life insurance, disability, or other insurance or employee benefits plan, any RRSP contributions or other retirement benefits, and any other perquisites of employment, including any automobile allowance, automobile lease, financial or tax planning services, memberships, or otherwise, in the total amount of:

(i)

$48,000, plus

(ii)

an additional $2,000 for each full year of employment completed by the Executive, up to a combined maximum of $72,000;

(d)

pay the balance of any payments which may be due to the Executive under the Bonus Plan, including, if applicable, a prorated payment under the Bonus Plan earned in respect of the fiscal year in which the Executive's employment is terminated, as and when determined by the Board;

(e)

pay a further lump sum amount, equal to two times the greater of:

(i)

the average of the payments made to the Executive under the Bonus Plan in each of the two immediately preceding fiscal years, and

(ii)

the amount of the Executive's target bonus opportunity under the Bonus Plan for the fiscal year in which the Executive's employment is terminated;

(f)

if the Executive holds any stock options, securities, grants, or awards under any stock option agreement, plan, or program, or other equity-based incentive plan or program, which are not vested as of the Last Day of Employment in accordance with the provisions of the applicable agreement, plan, or program referred to in paragraph 8.1 (and if vesting does not accelerate under those provisions), pay a further lump sum amount equivalent to the amount the Executive would have received if the Executive had been able to exercise those stock options, securities, grants, or awards under the applicable agreement, plan, or program, and sell the shares or underlying securities resulting from their exercise at a price equal to the closing price of such shares or underlying securities on the Toronto Stock Exchange as of the Last Day of Employment;

(g)

make any payments due to the Executive under paragraph 93(b) or 10.1(a);

(h)

in the case of a Change of Control that is not an Unapproved Change of Control, if any payment, award, benefit, or distribution (or any acceleration of any payment, award, benefit, or distribution) made by Angiotech under this Agreement or otherwise to or for the benefit of the Executive is subject to excise tax under Section 4999 of the Code (referred to in this paragraph 14.9(h) as the "Excise Tax"), and the reduction of the amounts payable to the Executive under this Agreement to the maximum amount that could be paid to the Executive without triggering the Excise Tax ("Safe Harbor Cap') would provide the Executive with a greater after tax amount than if such amounts were not reduced, then the amounts payable to the Executive under this Agreement will be reduced to the Safe Harbor Cap (but not below zero), provided that:

(i)

the reduction of the amounts payable hereunder, if applicable, will be made by reducing the payments under paragraph 14.9(b); and

(ii)

if the reduction of the amounts payable would not result in a more favourable after tax consequence to the Executive, no amounts payable under this Agreement will be reduced; and

(i)

in the case of a Change of Control that is an Unapproved Change of Control, if any payment, award, benefit, or distribution (or any acceleration of any payment, award, benefit, or distribution) made by Angiotech under this Agreement or otherwise to or for the benefit of the Executive (but without regard to any additional payments required under this paragraph 14.9(i)), is subject to excise tax under Section 4999 of the Code, or if any interest or penalties are incurred by the Executive with regard to such excise tax (such excise tax, together with any such interest and penalties, being collectively referred to in this paragraph 14.9(i) as the "Excise Tax"), Angiotech will pay the Executive an additional payment ("Gross-Up Payment") such that after payment by the Executive of all taxes (including any Excise Tax) imposed on the Gross-Up Payment, the Gross-Up Payment will be the sum of:

(i)

the Excise Tax, and

(ii)

the product of any deductions disallowed because of the inclusion of the Gross-Up Payment in the Executive's adjusted gross income and the highest applicable marginal rate of federal income taxation for the calendar year in which the Gross-Up Payment is made.

14.10

If Angiotech's shares cease to be listed on the Toronto Stock Exchange, the reference to the Toronto Stock Exchange in paragraph 14.9(f) will be deemed to be replaced with a reference to the NASDAQ or to such other stock exchange or quotation and trade reporting system, if any, on which the greatest trading volume in Angiotech's common shares occurs.

14.11

Before any payments are made to the Executive under

(a)

paragraph 14.7(b) or (c),

(b)

paragraph 14.8(b) or (c), or

(c)

paragraph 14.9(b), (c), (e), (D or (0

the Executive will execute and deliver to Angiotech a release in the form attached as Appendix A or in a similar form prepared by Angiotech.

14.12

Angiotech's obligation to make any payments under

(a)

paragraph 14.7(b) to (d),

(b)

paragraph 14.8(b) or (c), or

(c)

paragraph 14.9(b) to (f) and (i)

is conditional on the Executive's ongoing compliance with all applicable post-employment obligations of the Executive under this Agreement, including, without limitation, the Executive's obligations under Parts 3, 11, 12, and 1.3. If the Executive breaches any such obligation, the Executive will immediately disgorge and repay Angiotech any such payments received and will be disentitled to any further such payments, without limiting, diminishing, or affecting any other damages, losses, costs, or expenses for which the Executive may be liable for any breach of this Agreement.

14.13

The Executive will not be required to seek other employment to be eligible to receive any payments payable under this Agreement after termination of the Executive's employment, and no amount will be set-off against any such payments on account of any remuneration or benefit that the Executive may receive as a result of any other employment the Executive may obtain.

14.14

 If the Executive dies,

(a)

the Executive's estate will be entitled to receive:

(i)

any unpaid Base Salary earned up to the date of the Executive's death;

(ii)

the balance of any payments which may be due to the Executive under the Bonus Plan as of the date of the Executive's death, including a prorated payment under the Bonus Plan earned in respect of the fiscal year in which the Executive's death occurs, if applicable, as and when determined by the Board; and

(iii)

any amounts due to the Executive under paragraph 9.3(b) or 10.1(a) as of the date of the Executive's death;

(b)

any outstanding stock options or other grants or awards held by the Executive, as of the date of the Executive's death, under any stock option agreement, plan, or program, or other equity-based incentive plan or program, will continue to be governed by the provisions of the applicable agreement, plan, or program; and

(c)

Angiotech will have no other or further obligation to the Executive or the

Executive's estate.

14.15

If, through no fault of the Executive, the Executive ceases to be legally eligible to work in Canada:

(a)

the Executive will cooperate with Angiotech and use best efforts to attempt to restore the Executive's eligibility to work in Canada; and

(b)

if, after taking the steps under subparagraph (a), the Executive and Angiotech are unable to restore the Executive's eligibility to work in Canada, the Executive will be entitled to receive payments under paragraph 14.7 or 14.8 as if the Executive's employment had been terminated by Angiotech without just cause, and the Last Day of Employment will be deemed to be the date on which the Executive ceased to be eligible to work in Canada.

14.16

The provisions of this Part 14 are fair and reasonable and constitute Angiotech's only obligation to provide notice of termination, severance pay, compensation under employment standards legislation, and related compensation upon the termination of the Executive's employment without just cause, including, without limitation, damages in lieu of reasonable notice of termination, loss of opportunity to exercise or acquire stock options, securities, grants, or awards under any stock option agreement, plan, or program, or other equity-based incentive plan or program, damage or injury to reputation, damages for bad faith or otherwise pertaining to the manner of dismissal, psychological damage or injury, loss of opportunity to receive payments under the Bonus Plan or any other incentive compensation, lost insurance benefits, negligence or other tort claims, or otherwise. In particular, Angiotech will have no greater obligation than specified in this Part 14 if, after the Last Day of Employment, the Executive becomes sick, ill, disabled, or otherwise unable to work, or dies.

15.

ENFORCEMENT

15.1

The restrictions in Parts 11, 12, and 13 are necessary for the protection of Angiotech's interests and the Business of Angiotech, are reasonable and valid, and will not prevent the Executive from pursuing a livelihood, and the Executive irrevocably waives all defences to their enforcement.

15.2

In addition to any and all other rights and remedies available to Angiotech, an injunction is the only effective and meaningful remedy for any breach of the Executive's obligations under Parts 3, 11, 12, and 13, and Angiotech would suffer irreparable harm and injury in the event of any such breach. Accordingly, Angiotech may, without having to prove actual or potential damages, loss, injury, or harm, apply for and obtain injunctive relief from any Court of competent jurisdiction, including, without limitation, an interim, interlocutory, or permanent injunction, to enforce any of these provisions upon their breach or threatened breach.

16.

SECTION 409A OF INTERNAL REVENUE CODE

16.1

Subject to paragraph 16.2, if, on the Executive's Last Day of Employment, the Executive is a "specified employee" as defined in Section 409A of the Code, no payment or benefit will be provided under this Agreement until the earlier of:

(a)

six months after the Last Day of Employment; or

(b)

the date of the Executive's death; except as may otherwise be required under the Employment Standards Act (British Columbia) or other applicable employment standards legislation.

16.2

Paragraph 16.1 will apply:

(a)

only to the extent required to avoid causing the Executive to incur any additional income tax or interest under Section 409A of the Code or any regulation or US Treasury Department guidelines promulgated thereunder; and

(b)

despite any other provision of this Agreement.

16.3

If any provision of this Agreement (or any award of compensation hereunder) would cause the Executive to incur any additional income tax or interest under Section 409A of the Code or any regulation or US Treasury Department guidelines promulgated thereunder:

(a)

Angiotech will propose any changes to this Agreement that Angiotech may determine to be necessary to avoid causing the Executive to incur such additional income tax or interest, provided that any such changes will give effect, to the extent practicable, to the intent of the provisions of this Agreement without violating the provisions of Section 409A of the Code; and

(b)

the Executive's agreement to any such changes proposed by Angiotech will not be unreasonably withheld.

17.

EXECUTIVE'S REPRESENTATIONS

17.1

 In this Agreement:

"Previous Employer" means any previous employer of the Executive, or any entity for which the Executive has worked or to which the Executive has provided services.

17.2

The Executive represents and warrants that:

(a)

the Executive is legally eligible to work in Canada;

(b)

the Executive has no obligation to assign any rights, title, or interest in or to any Work Product or Intellectual Property to any third party that conflicts or is inconsistent with the Executive's obligations under this Agreement;

(c)

the Executive has no other employment, work, consultancy, engagements, undertakings, or other relationship that could restrict or impair the performance of the Executive's duties and responsibilities under this Agreement;

(d)

the Executive has complied and is in compliance with any enforceable covenants in any agreement with any Previous Employer;

(e)

the Executive has kept confidential and not disclosed or made available to Angiotech any confidential information of any Previous Employer;

(f)

upon ending the Executive's employment with, or ceasing to work for or provide services to, any Previous Employer, the Executive did not take or remove anything proprietary to that Previous Employer;

(g)

the Executive is not aware of any outstanding or potential claims or demands which have been or may be brought against the Executive in relation to the Executive's employment or other work for, or services provided to, any Previous Employer;

(h)

all items, methods, technology, inventions, and other works of any nature developed or provided by the Executive to Angiotech:

(i)

are or will be original to the Executive, except to the extent otherwise disclosed to Angiotech, and

(ii)

do not, and will not when used or exploited by Angiotech or its contractors or customers, infringe any rights of the Executive or any third party;

(i)

all Non-Angiotech Inventions as of the date of this Agreement are fully disclosed in Appendix B, except as provided in paragraph 12.8, and all information disclosed in Appendix B is true and correct; and

(j)

the execution, delivery, and performance of this Agreement does not and will not otherwise conflict with or result in the violation or breach of any order, judgment, injunction, contract, agreement, commitment, or other arrangement to which the Executive is a party or by which the Executive is bound.

17.3

The Executive:

(a)

agrees that Angiotech has entered into this Agreement relying on the representations and warranties in paragraph 17.2; and

(b)

will indemnify and save harmless Angiotech from and against any and all claims, causes of action, damages, losses, costs, and expenses, including reasonable legal fees, taxes, and disbursements, arising from the incorrectness of, or any breach of, any representation or warranty in paragraph 17.2.

17.4

The Executive will not be obligated under paragraph 17.3(b) to indernnify Angiotech for legal fees, taxes, or disbursements incurred by Angiotech in defending against any claim brought against Angiotech by a Previous Employer, in relation to any allegation that the Executive:

(a)

has breached the terms of any agreement with that Previous Employer;

(b)

has misused or made unauthorized disclosure of any confidential information of that Previous Employer; or

(c)

took or removed anything proprietary to that Previous Employer.

17.5

The Executive:

(a)

will continue to comply with any enforceable covenants in any agreement with any Previous Employer; and

(b)

will continue to maintain in confidence any confidential information of any Previous Employer, and will not disclose or make available to Angiotech any such confidential information of a Previous Employer.

18.

GOVERNING LAW AND FORUM

18.1

This Agreement is deemed to be made in British Columbia, and will be governed by and construed and interpreted in accordance with the laws of British Colurnbia and laws of Canada applicable therein.

18.2

Subject to Part 21, if Angiotech commences a proceeding in the Courts of British Columbia to interpret or enforce any term of this Agreement or to resolve any dispute under it, the Executive will irrevocably attorn to the jurisdiction of the Courts of British Columbia in connection therewith, and the Courts of British Columbia will have exclusive jurisdiction in connection therewith.

19.

NOTICES

19.1

All notices and other communications required or permitted to be given under this Agreement will be in writing, and will be delivered or sent by registered mail to the party entitled to receive them, as follows:

(a)

CHRIS DENNIS

[***]

(b)

ANGIOTECH PHARMACEUTICALS, INC.

1618 Station Street

Vancouver, BC V6A 1B6

Attention:

David D. McMasters,

General Counsel and Senior Vice President, Legal

19.2

Either party may notify the other in writing of a change of address to which notices will thereafter be given,

20.

SEVERABILITY AND WAIVER

20.1

Each provision of this Agreement is a separate obligation and is severable from all other such obligations, and if any of them is held by an arbitrator under Part 21 or by a Court to be invalid or unenforceable, this Agreement will be construed by limiting, restricting, or reducing the application or scope of the applicable provision or provisions, to the extent necessary to comply with applicable law then in effect.

20.2

In this Agreement:

(a)

a waiver of any provision of this Agreement will not be binding unless in writing and signed by both parties;

(b)

a failure to exercise or a delay in exercising any right or remedy under this Agreement will not be deemed to be a waiver of that right or remedy; and

(c)

a waiver or excuse by either party of any default or breach by the other party of any provision of this Agreement will not waive that party's rights in respect of any continuing or subsequent default or breach, or affect the rights of that party in respect of any such continuing or subsequent default or breach.

21.

DISPUTE RESOLUTION

21.1

Before initiating any legal proceedings, the parties will attempt to resolve all disputes concerning the interpretation, application or enforcement of any term of this Agreement, any alleged breach of or non-compliance with this Agreement, or otherwise arising out of or in connection with this Agreement or any aspect of the Executive's employment with Angiotech or the termination of that employment, by mediated negotiation, and will use their best efforts to agree on a mediator and to resolve any disputes by mediation.

21.2

If a dispute referred to in paragraph 21.1 cannot be resolved by mediation within 15 days after one of the parties notifies the other of an intention to mediate the dispute, or if the parties are unable to agree on a mediator within 10 days of such notice, either party may give notice to the other party of its intention to refer the dispute to binding arbitration.

21.3

A dispute that is referred to binding arbitration under paragraph 21.2 will be finally resolved by a single arbitrator under the Commercial Arbitration Act (British Columbia) ("CAA").

21.4

If the parties are unable to agree to an arbitrator within 10 days of the notice referring the dispute to arbitration, either party may apply to the Supreme Court of British Columbia ("Supreme Court") for the appointment of a single arbitrator under the CAA.

21.5

Immediately after the arbitration has commenced, the parties will agree under section 35 of the CAA to exclude the jurisdiction of the Supreme Court under sections 31, 33 and 34 of the CAA.

21.6

The arbitration will be in Vancouver, British Columbia. 21.7 The arbitrator will:

(a)

subject to the provisions of this Agreement, apply the Domestic Commercial Arbitration Rules of Procedure of the British Columbia International Commercial Arbitration Centre with any modifications as may be agreed to by the parties, or such other rules of procedure as may otherwise be agreed to by the parties;

(b)

not have the authority or jurisdiction to award:

(i)

punitive or aggravated damages, or damages for any intangible loss or injury, including damage or injury to reputation, damages for bad faith or otherwise pertaining to the manner of dismissal, or psychological damage or injury, or

(ii)

injunctive relief, specific performance, or any other equitable remedy;

(c)

conduct the arbitration proceeding within 30 days of being appointed; and

(d)

render a decision within 30 days of the completion of the arbitration proceeding.

21.8

The award of the arbitrator will be final and binding, and any order, ruling, or award made by the arbitrator will not be questioned, reviewed, restrained, amended, or set aside by the Supreme Court, except for arbitral error under section 30 of the CAA.

21.9

Despite paragraph 21 3:

(a)

either party may, before or after an arbitration has commenced, apply to the Supreme Court for interim relief under section 15(4) of the CAA; and

(b)

Angiotech may, before or after an arbitration has commenced, apply to any Court of competent jurisdiction for injunctive relief under paragraph 15.2.

22.

INDEPENDENT LEGAL ADVICE

22.1

Angiotech's lawyers prepared this Agreement. The Executive was asked to obtain independent legal advice before signing this Agreement, and represents by signing it that such advice has been obtained.

23.

ENUREMENT AND ASSIGNMENT

23.1

This Agreement will enure to the benefit of and be binding on the parties and their respective heirs, executors, administrators, successors, and permitted assigns.

23.2

The Executive will not assign this Agreement without Angiotech's prior written consent.

24.

INTERPRETATION

24.1

In this Agreement:

(a)

"Angiotech" includes, as the context may require, its affiliates, subsidiaries, associated companies, successors, and assigns;

(b)

"Board" means the Board of Directors of Angiotech;

(c)

"Code" means United States Internal Revenue Code of 1986, as amended;

(d)

"day" means calendar day, unless otherwise specified;

(e)

"IRS" means Internal Revenue Service.

24.2

All monetary amounts expressed in this Agreement are in Canadian currency, unless otherwise specified.

24.3

Any reference in this Agreement to an enactment will be deemed to be a reference to such enactment as it may be amended or replaced from time to time, and any reference to a particular provision of an enactment will include a reference to an equivalent provision, if the enactment is amended or replaced.

24.4

Any rule of interpretation that any ambiguity is to be resolved against the drafting party is not applicable to this Agreement.

25.

ENTIRE AGREEMENT

25.1

This document contains the entire agreement between the parties with respect to the Executive's employment, and cancels and supersedes all prior agreements and discussions between them relating to the Executive's employment.

25.2

Except as provided in this Agreement, no amendment or variation of the terms of this Agreement will be effective or binding unless in writing and signed by both parties.

TO EVIDENCE THEIR AGREEMENT the parties have executed this Agreement on the dates appearing below.

SIGNED, SEALED AND DELIVERED by	)
CHRIS J.W. DENNIS in the presence	)
of:	)
)
/s/ Alison Smith	)	/s/ Chris J.W. Dennis
(Signature of Witness))		CHRIS J.W. DENNIS
)
Alison Smith	)
(Print Name of Witness))
)
[***]	)
(Address of Witness))
)
[***]	)
(Occupation of Witness))
)
December 21, 2007)
(Date))

ANGIOTECH PHARMACEUTICALS (US), INC.

By:  /s/ William L. Hunter

___________________________________

Authorized Signatory

Date:  January 15, 2008

APPENDIX A

Form of Release

FULL AND FINAL RELEASE
AND PROMISE NOT TO INITIATE LEGAL ACTION

I, ♦, in consideration of the gross sum of $♦ (less required statutory deductions and withholdings), the receipt and sufficiency of which is hereby acknowledged, voluntarily agree:

1.

Not to initiate any type of legal or regulatory action, and to release and forever discharge Angiotech Pharmaceuticals, Inc. ("Angiotech"), its affiliates and subsidiaries, its and their successors and assigns, and its and their present and former officers, directors, employees, shareholders, partners, agents, and otherwise, as the case may be (collectively, the "Releasees"), of and from any and all causes of action, suits, contracts, complaints, claims, damages,. costs, and expenses of any nature or kind whatsoever, known or unknown (collectively, "Claims"), which as against the Releasees, and any of them, I have ever had, now have, or at any time hereafter I and my personal representatives can, shall or may have, arising out of any cause, matter or thing, including, without limiting the generality of the foregoing:

(a)

Claims arising directly or indirectly out of my hiring or the termination of my employment with Angiotech, or in any other way relating directly or indirectly to my employment with Angiotech;

(b)

Claims relating directly or indirectly to the loss of disability insurance, life insurance, share options; bonuses, incentive compensation, shares, equity-based compensation or incentives, pension, RRSP contributions, and any other form of compensation, benefit, or perquisite of my employment with Angiotech;

(c)

Claims for disability or sickness, or for insurance benefits relating directly or indirectly to such Claims; and

(d)

Claims arising under any Federal or Provincial statute, including specifically claims under the [names of applicable statutes to be inserted by Angiotech when the employment relationship is terminated].

2.

That neither the settlement nor anything contained herein is an admission of any liability by the Releasees, or any of them, by whom liability is expressly denied.

3.

That I have carefully read and understand this document, and either received legal advice about it before I signed it, or voluntarily declined to obtain such advice.

4.

That the foregoing consideration is accepted voluntarily, for the purpose of making a full and final settlement of all Claims.

5.

That the terms of this document are intended to be contractual and not a mere recital.

SIGNED, SEALED AND DELIVERED by	)
♦ on __, 20__ in the	)
presence of:	)
)
)
Signature	)	♦
)
)
Print Name	)
)
)
Address	)
)
)
Occupation	)

* * PLEASE READ CAREFULLY BEFORE SIGNING * *

APPENDIX B

Non-Angiotech Inventions

♦

AGREEMENT

This Agreement dated December 31, 2008 is:

BETWEEN:

CHRIS J. W. DENNIS, of [***]

(the "Executive")

AND:

ANGIOTECH PHARMACEUTICALS, INC.,

a corporation incorporated under the laws of British Columbia

("Angiotech")

BACKGROUND

A.

The Executive has been employed by Angiotech since April 2, 2007 under the terms of the Employment Agreement attached hereto as Appendix "A" (the "Employment Agreement").

B.

Effective on December 31, 2008, the Executive's employment with Angiotech will be ended, by mutual agreement.

AGREEMENTS

For good and valuable consideration, including payment to the Executive of the gross sum of $345,000.00 (less required statutory deductions and withholdings), and other good and valuable consideration, the receipt and sufficiency of which each party acknowledges, the parties agree as follows:

1.

ENDING OF EMPLOYMENT

1.1

The Executive's employment with Angiotech will end on December 31, 2008.

1.2

Angiotech will have no further obligation to the Executive after December 31, 2008, including under the terms of the Employment Agreement, except to the extent expressly provided for under this Agreement.

1.3

For greater certainty, the terms of this Agreement will fully satisfy and discharge any rights, entitlements, or claims that the Executive may have under or in connection with the Employment Agreement or the ending of the Executive's employment, including any right to receive any form of compensation, notice of termination of employment, payment in lieu of such notice, or benefit, whether under the Employment Standards Act (British Columbia), under the Employment Agreement, the common law, or otherwise.

2.

PAYMENTS

2.1

On January 1, 2009, the Executive will be paid all salary and accrued vacation pay which may be owing to him as of December 31, 2008.

2.2

On January 15, 2009, the Executive will be paid $320,000.00 in full and final satisfaction of Angiotech's obligations under Part 14 of the Employment Agreement.

2.3

On March 26, 2009, the Executive will be paid $25,000.00, under paragraph 10.2(a)(iii) of the Employment Agreement.

2.4

As a condition of receiving the payments under paragraph 2.2 and 2.3, the Executive will first execute and deliver to Angiotech a Release in the form attached hereto as Appendix "B".

3.

BONUS COMPENSATION

3.1

The Executive will be eligible to be considered for a bonus payment under the Bonus Plan previously maintained by Angiotech, for the 2008 fiscal year, in respect of the Executive's employment under the Employment Agreement up to December 31, 2008, according the formula that is applied to other executives (base salary x bonus target x individual performance result x corporate performance result) as determined by the Board, paid at the same time and in the same way as other eligible executives.

3.2

The Executive will not be eligible to be considered for a bonus payment under the Bonus Plan previously maintained by Angiotech, or otherwise, for any period of time after December 31, 2008.

4.

STATUTORY DEDUCTIONS AND WITHHOLDINGS

4.1

Any payments made to the Executive or the Executive's estate under Parts 2 or 3 are subject to all required statutory deductions and withholdings, and any other amount required by law to be deducted or withheld from such payments.

5.

CESSATION OF INSURANCE BENEFITS, RRSP CONTRIBUTIONS, AND OTHER BENEFITS

5.1

The Executive's eligibility for any health, dental, life insurance, disability, or other insurance or employee benefits, including, without limitation, Angiotech's group RRSP plan, and the provision of automobile lease, financial or tax planning services, health clinic membership, moving expenses, or housing allowance by Angiotech will cease on December 31, 2008 (subject only to any applicable conversion privileges), and Angiotech will not be liable for any sickness, injury, illness, disability, or death, or for any claims, damages, losses, costs, or expenses directly or indirectly suffered or incurred thereafter, or as a result thereof.

6.

STOCK OPTIONS AND OTHER EQUITY-BASED INCENTIVE PLANS OR PROGRAMS

6.1

After December 31, 2008, any rights and obligations of the Executive in respect of any then outstanding stock options or other grants or awards held by the Executive under any equity- based incentive plan or program will continue to be governed by the provisions of the applicable stock option agreement, plan, or program, as the case may be.

7.

 RETURN OF ANGIMECH'S WORK PRODUCT, PROPERTY, AND CONFIDENTIAL INFORMATION

7.1

On or before December 31, 2008, the Executive will return to Angiotech all Work

Product (as defined in the Employment Agreement) and all other property of Angiotech, including, without limitation, all medical devices, medical implants, and other products, all computers, telephones, personal digital assistants, and other equipment, and all Confidential Information (as defined in the Employment Agreement), proprietary or licensed computer programs, customer lists, customer data, books, records, forms, specifications, formulas, data, data processes, designs, papers, and writings relating to the Business of Angiotech (as defined in the Employment Agreement), and any copies thereof, in the Executive's possession or under the Executive's control. For greater certainty, the Executive will not retain any copies of any such property, and will provide Angiotech with all passwords and other security devices required to enable access to such property, and any licences granted to the Executive for the use of any such property will be revoked on December 31, 2008.

8.

CONTINUING OBLIGATIONS OF THE EXECUTIVE

8.1

After December 31, 2008, the Executive will continue to abide by all continuing obligations he owes to Angiotech under the Employment Agreement or the common law, including, without limitation, his obligations under paragraphs 3, 11, 12, and 13 of the Employment Agreement.

9.

GOVERNING LAW AND FORUM

9.1

This Agreement is deemed to be made in British Columbia, and will be governed by and construed and interpreted in accordance with the laws of British Columbia and laws of Canada applicable therein.

9.2

If Angiotech commences a proceeding in the Courts of British Columbia to interpret or enforce any term of this Agreement or to resolve any dispute under it, the Executive will irrevocably attorn to the jurisdiction of the Courts of British Columbia in connection therewith, and the Courts of British Columbia will have exclusive jurisdiction in connection therewith.

10.

NOTICES

10.1

All notices and other communications required or permitted to be given under this Agreement will be in writing, and will be delivered or sent by registered mail to the party entitled to receive them, as follows:

(a)

CHRIS J. W. DENNIS

[***]

(b)

ANGIOTECH PHARMACEUTICALS, INC.

1618 Station Street

Vancouver, BC V6A 1B6

Attention:

David D. McMasters,

General Counsel and Senior Vice President, Legal

10.2

Either party may notify the other in writing of a change of address to which notices will thereafter be given.

11.

SEVERABILITY AND WAIVER

11.1

Each provision of this Agreement is a separate obligation and is severable from all other such obligations, and if any of them is held by a Court to be invalid or unenforceable, this Agreement will be construed by limiting, restricting, or reducing the application or scope of the applicable provision or provisions, to the extent necessary to comply with applicable law then in effect.

11.2

In this Agreement:

(a)

a waiver of any provision of this Agreement will not be binding unless in writing and signed by both parties;

(b)

a failure to exercise or a delay in exercising any right or remedy under this Agreement will not be deemed to be a waiver of that right or remedy; and

(c)

a waiver or excuse by either party of any default or breach by the other  any continuing or subsequent default or breach, or affect the rights of that party in respect of any such continuing or subsequent default or breach.

12.

INDEPENDENT LEGAL ADVICE

12.1

Angiotech's legal counsel prepared this Agreement. The Executive was asked to obtain independent legal advice before signing this Agreement, and represents by signing it that such advice has been obtained.

13.

ENUREMENT AND ASSIGNMENT

13.1

This Agreement will enure to the benefit of and be binding on the parties and their respective heirs, executors, administrators, successors, and permitted assigns.

13.2

The Executive will not assign this Agreement without Angiotech's prior written consent.

14.

INTERPRETATION

14.1

All monetary amounts expressed in this Agreement are in Canadian currency.

14.2

Any reference in this Agreement to an enactment will be deemed to be a reference to such enactment as it may be amended or replaced from time to time, and any reference to a particular provision of an enactment will include a reference to an equivalent provision, if the enactment is amended or replaced.

14.3

Any rule of interpretation that any ambiguity is to be resolved against the drafting party is not applicable to this Agreement.

15.

ENTIRE AGREEMENT

15.1

This document contains the entire agreement between the parties with respect to its subject matter, and cancels and supersedes all prior agreements and discussions between them relating to the Executive's employment or the ending of the Executive's employment, save and except for the continuing obligations of the Executive under the Employment Agreement (as specified in paragraph 8.1 herein) and the provisions of Part 15 of the Employment Agreement.

15.2

No amendment or variation of the terms of this Agreement will be effective or binding unless in writing and signed by both parties.

TO EVIDENCE THEIR AGREEMENT the parties have executed this Agreement on the dates appearing below.

SIGNED, SEALED AND DELIVERED by	)
CHRIS J. W. DENNIS in the presence	)
of:	)
)
/s/ Jacquie Dennis	)	/s/ Chris J.W. Dennis
(Signature of Witness))		CHRIS J.W. DENNIS
)
Jacquie Dennis	)
(Print Name of Witness))
)
[***]	)
(Address of Witness))
)
[***]	)
(Occupation of Witness))
)
Dec 31/08)
(Date))

ANGIOTECH PHARMACEUTICALS (US), INC.

By:  /signed/

___________________________________

Authorized Signatory

Date:  January 5, 2009

APPENDIX "A"

Employment Agreement

EXECUTIVE EMPLOYMENT AGREEMENT

This Agreement dated 17 December 2007

BETWEEN:

CHRIS J.W. DENNIS, of [***]

("Executive")

AND:

ANGIOTECH PHARMACEUTICALS, INC.,

a corporation incorporated under the laws of British Columbia

("Angiotech")

BACKGROUND

A.

Angiotech wishes to continue to employ the Executive in the position of Senior Vice President, Sales & Marketing, on and subject to the terms and conditions of this Agreement.

B.

The Executive wishes to continue to be so employed.

AGREEMENTS

For good and valuable consideration, the receipt and sufficiency of which each party acknowledges, the parties agree as follows:

1.

EMPLOYMENT

1.1

Angiotech will employ the Executive, and the Executive will serve Angiotech, subject to and in accordance with the terms of this Agreement.

1.2

The Executive:

(a)

will be employed in the position of Senior Vice President, Sales & Marketing at Angiotech's offices in Vancouver, British Columbia;

(b)

will report to Angiotech's Chief Executive Officer; and

(c)

will perform those duties and responsibilities assigned to the Executive by Angiotech from time to time.

1.3

Angiotech may ask the Executive to serve as an officer of Angiotech, and/or as a director and/or officer of one or more of Angiotech's affiliates or subsidiaries.

1.4

The Executive will be employed by Angiotech on a full-time basis, and agrees that:

(a)

the Executive's hours of work will vary, and will be those hours required to perform the Executive's duties and responsibilities under this Agreement; and

(b)

the remuneration paid to the Executive under this Agreement constitutes remuneration, compensation, and payment in full for all hours worked and all services provided by the Executive in connection with the Executive's employment with Angiotech or otherwise, including any work performed or services provided as a director or officer of Angiotech or any of its affiliates or subsidiaries.

1.5

Angiotech may, from time to time, establish or change written policies and procedures concerning its business and the conduct of its employees, which will, upon publication to the Executive, be binding on the Executive as if incorporated into this Agreement, provided that if there is a conflict between the terms of such policies and procedures and the terms of this Agreement, the terms of this Agreement will prevail and govern.

1.6

This Agreement is effective as of 18 December 2007 ("Effective Date"), and will continue in effect until terminated by either party in accordance with its terms.

1.7

The first day of the Executive's employment continues to be 2 April 2007 for all purposes under this Agreement, which will also continue to be the anniversary date of the Executive's employment for all purposes under this Agreement.

2.

EXCLUSIVE SERVICE

2.1

The Executive will, to the best of the Executive's ability, diligently and faithfully devote all of the Executive's business time, attention, energies, and abilities exclusively to the Business of Angiotech and the performance of the Executive's duties and responsibilities under this Agreement, and will at all times use best efforts to promote the interests of Angiotech.

2.2

During the Executive's employment with Angiotech, the Executive will not, directly of indirectly:

(a)

be employed by or render services of a business, professional, or commercial nature, including services as an owner, shareholder, partner, joint venturer, officer, director, employee, advisor, contractor, consultant, agent, or otherwise, to any other person, firm, entity, or business, whether for remuneration or otherwise, without the prior written authorization of Angiotech's Chief Executive Officer; or

(b)

otherwise engage in any activity that is competitive with the Business of Angiotech, or that negatively affects the performance of the Executive's duties and responsibilities under this Agreement, whether alone, or as an owner, shareholder, partner, joint venturer, officer, director, employee, advisor, contractor, consultant, or agent of any other person, firm, entity, or business.

2.3

For greater certainty, paragraph 2.2(b) does not, subject to Part 11, restrict the Executive from:

(a)

with Angiotech's prior written authorization under paragraph 2.2(a), rendering services to, or serving as an officer or director of, a person, firm, entity, or business that is not a Competitor of Angiotech;

(b)

investing in a firm, entity, or business that is not a Competitor of Angiotech;

(c)

owning a legal or beneficial interest not exceeding 1% in a Competitor of Angiotech; or

(d)

engaging in charitable activities with a social or philanthropic purpose that do not have a material negative effect on the performance of the Executive's duties and responsibilities under this Agreement or on the interests of Angiotech.

3.

FIDUCIARY DUTY

3.1

The Executive has a fiduciary relationship with Angiotech, whereby the Executive has an absolute duty of trust, care, fidelity, and honesty to Angiotech, including a duty to avoid any conflict of interest, and to act with undivided loyalty to Angiotech and with the utmost good faith, exclusively and selflessly in the best interests of Angiotech.

4.

BASE SALARY

4.1

Angiotech will pay the Executive an annual base salary of $330,000.00 per year or such other amount as the Board may determine, from time to time, in accordance with this Agreement ("Base Salary"), payable on Angiotech's normal payroll schedule.

4.2

The Board may, from time to time, in its sole discretion, review the Base Salary and determine if any increase is appropriate having regard to the Executive's performance and contributions, as assessed by the Board in its sole discretion, and any other factor or factors the Board may consider appropriate.

5.

BONUS PLAN

5.1

Subject to paragraph 5.3, the Executive will be eligible to participate in Angiotech's bonus plan for executive employees ("Bonus Plan"), which currently provides for bonuses based on a target bonus opportunity of 40% of the Base Salary earned by the Executive during a fiscal year, provided that the Board may determine, in its sole discretion, that the amount of the payment made to the Executive under the Bonus Plan in respect of a fiscal year may be greater or lesser than the target bonus opportunity, or that, no payment will be made to the Executive from the Bonus Plan in respect of a fiscal year, having regard to individual and company performance and any other factor or factors the Board may consider appropriate.

5.2

Any one payment to the Executive under the Bonus Plan will not obligate Angiotech to make any other payment to the Executive under the Bonus Plan or otherwise.

5.3

The Board may, from time to time, in its sole discretion and without prior notice to the Executive, change or terminate the Bonus Plan. If there is a conflict between the Bonus Plan and the terms of this Agreement (other than paragraph 5.1), the terms of this Agreement (other than paragraph 5.1) will prevail and govern.

6.

STATUTORY DEDUCTIONS

6.1

The Base Salary, any payments under the Bonus Plan or under Part 10 or 14, and any other payment, award, or benefit made or provided to the Executive under this Agreement or otherwise are subject to all required statutory deductions and withholdings, and any other amount required by law to be deducted or withheld from such payment.

7.

INSURANCE, RETIREMENT, AND OTHER EMPLOYEE BENEFITS

7.1

Subject to paragraphs 7.3 and 7.4, during the Executive's employment with Angiotech, the Executive will be eligible to participate in:

(a)

the group health, dental, life insurance, and short and long term disability plans made generally available by Angiotech for its comparably situated executive employees, and any other employee benefit plans that Angiotech may make generally available from time to time for its comparably situated executive employees, and, in each such instance, subject to and in accordance with the terms of the applicable plan; and

(b)

the group RRSP plan made available by Angiotech for its comparably situated executive employees, or in any other retirement plan that Angiotech may make generally available from time to time for its comparably situated executive employees, and, in each such instance, subject to and in accordance with the terms of the applicable plan.

7.2

If the Executive is a director or officer of Angiotech or any of its affiliates or subsidiaries, Angiotech will maintain a policy of directors' and officers' liability insurance for the Executive while the Executive is so serving.

7.3

The Executive's eligibility for any benefits under any employee benefit plan, including any health, dental, life insurance, or disability plan, or under any retirement plan, including any group RRSP plan or other retirement plan, or under any liability insurance policy, will be determined solely on the basis of the applicable plan or plans or insurance policy or policies, and Angiotech's sole obligation in relation to such benefits will be:

(a)

to pay premium costs, or a portion or percentage thereof, on behalf of or for the benefit of the Executive, to the extent that Angiotech may generally make such payments on behalf of or for the benefit of its comparably situated executive employees; and

(b)

to make contributions to the group RRSP plan or other retirement plan, for the benefit of the Executive, to the extent that Angiotech may generally make such contributions for the benefit of its comparably situated executive employees.

7.4

Angiotech may, in its sole discretion and without prior notice to the Executive, change or terminate any employee benefit or insurance coverage made available to its executive employees, including the portion or percentage of premium costs (if any) paid by Angiotech under paragraph 7.3(a).

7.5

Any disputes concerning the Executive's rights under any employee benefit plan,

retirement plan, or insurance policy must be directed against the provider of the benefit and not against Angiotech.

7.6

The Executive's eligibility for any health, dental, life insurance, disability, or other insurance or employee benefits, or to participate in any retirement plan, under this Part 7 will cease on the Last Day of Employment (subject to any applicable conversion privileges), and Angiotech will not be liable for any sickness, injury, illness, disability, or death, or for any claims, damages, losses, costs, or expenses directly or indirectly suffered or incurred thereafter, or as a result thereof.

8.

STOCK OPTIONS AND OTHER EQUITY-BASED INCENTIVE PLANS

8.1

Subject to paragraph 8.2, the Executive:

(a)

will, continue to hold any options to purchase common shares of Angiotech held by the Executive as of the Effective Date, subject to the terms of any applicable stock option agreement, plan, or program; and

(b)

may, from time to time, be eligible to receive additional stock option grants, or grants or awards under other equity-based incentive plans or programs, if and to the extent awarded to the Executive under the terms of any applicable stock option agreement, plan, or program, or other equity-based incentive plan or program, which may be approved by the Board and the shareholders of Angiotech.

8.2

The Board may, in its sole discretion and without prior notice to the Executive, change or terminate any stock option plan or program or any equity-based incentive plan or program referred to in paragraph 8.1, subject to the terms of the applicable plan or program that govern such change or termination, and any applicable laws or regulatory requirements; provided that such change or termination will not, without the Executive's written consent, adversely affect any then outstanding stock options or other grants or awards held by the Executive (unless such change or termination occurs solely as a result of a change in applicable laws or regulatory requirements).

8.3

Subject to paragraph 14.9(f), if the Executive's employment is terminated, any rights and obligations of the Executive in respect of any then outstanding stock options or other grants or awards held by the Executive will continue to be governed by the provisions of the applicable agreement, plan, or program referred to in paragraph 8.1.

8.4

If there is a conflict between the terms of this Agreement and the terms of any stock option agreement, plan, or program, or other equity-based incentive plan or program, referred to in paragraph 8.1, this Agreement will prevail and govern, unless applicable laws or regulatory requirements do not permit this, in which case the terms of such stock option agreement, plan, or program, or other equity-based incentive plan or program will prevail and govern to the extent required by such laws or regulatory requirements.

9.

VACATION

9.1

The Executive will receive an annual vacation of 20 working days for each fiscal year of employment under this Agreement, prorated for partial years of employment, in accordance with Angiotech's policies regarding vacations in effect from time to time.

9.2

The Executive may take an annual vacation at such times as are mutually convenient to the Executive and Angiotech, but subject to Angiotech's operational requirements.

9.3

Unless otherwise provided in Angiotech's policies regarding vacations,

(a)

if the Executive does not use all of the Executive's vacation entitlement in a given fiscal year, the vacation not taken will be available to be used in a later fiscal year; and

(b)

if the Executive's employment is terminated before the end of a given fiscal year, the Executive will be paid for:

(i)

any unused vacation days for previous fiscal years; and

(ii)

any unused vacation days for the fiscal year in which the Executive's employment is terminated, on a prorated basis.

9.4

Angiotech may, in its sole discretion and without prior notice to the Executive, change Angiotech's policies, plans, or practices regarding vacations.

10.

EXPENSES

10.1

Angiotech will, upon the submission by the Executive of appropriate receipts, reimburse the Executive for:

(a)

business expenses incurred by the Executive that Angiotech, in its sole discretion, determines are reasonably necessary for the proper discharge of the Executive's duties and responsibilities, in accordance with Angiotech's policies in effect from time to time; and

(b)

the following perquisites, for so long as Angiotech may make such perquisites generally available for its comparably situated executive employees, and up to a combined maximum amount of US$15,000.00 for each fiscal year:

(i)

automobile lease;

(ii)

financial or tax planning services; and

(iii)

health club membership.

10.2

Angiotech will:

(a)

pay the Executive the total amount of $100,000 for the purpose of assisting the Executive in obtaining suitable housing in the Vancouver area, which will be paid in three instalments, as follows:

(i)

$50,000, upon the commencement of the Executive's employment with Angiotech;

(ii)

$25,000, on March 26, 2008; and

(iii)

$25,000, on March 26, 2009;

(b)

upon the submission by the Executive of appropriate receipts, reimburse the Executive for moving-related expenses incurred by the Executive that Angiotech, in its sole discretion, determines are reasonably necessary in connection with the relocation of the Executive's household and immediate family to the Vancouver area, which will include all expenses that Angiotech determines are reasonably necessary for the following purposes:

(i)

a managed move of the Executive's household from Toronto to the

Vancouver area, including packing, insurance, and transportation of household goods and automobiles;

(ii)

legal fees, real estate fees and commissions, and land transfer taxes in respect of the sale of the Executive's residence in Toronto, and the purchase of a residence in the Vancouver area;

(iii)

travel for the Executive and the Executive's immediate family from

Toronto to Vancouver; and

(iv)

 rental of temporary accommodation in the Vancouver area for the Executive and the Executive's immediate family for up to a maximum of six months; and

(c)

upon or after the commencement of the Executive's commencement of employment with Angiotech, pay the Executive an allowance of $5,000 for miscellaneous additional moving-related expenses.

11.

RESTRICTIONS ON SOLICITATION AND COMPETITION

11.1

In this Agreement:

(a)

"Business of Angiotech" means the business of Angiotech through the

Executive's Last Day of Employment, including, without limitation, the business of researching, developing, manufacturing, and selling medical devices and/or medical implants, including, for example, stents, stent grafts, vascular grafts, vascular wraps, catheters, needles, blades, sutures (including barbed or self- retaining sutures), filters, vascular snares, biopsy devices, guidewires, ophthalmic implants, orthopedic devices and implants, hemostats and hemostatic pads, and tissue sealants, fillers, and glues, as well as drug-loaded and/or polymer-coated versions of these products;\

(b)

"Competitor of Angiotech" means any person, persons, entity, firm, association, corporation, or other enterprise engaged in any business or activity, anywhere in the world, that is or is being prepared to be in competition with the Business of Angiotech, including, without limitation, the development, manufacture, or sale of any product or service in competition with a product or service developed, in development, manufactured, or sold by Angiotech through the Executive's Last Day of Employment;\

(c)

"Customer of Angiotech" means any customer or client or prospective customer or client of Angiotech to whom the Executive provided services, or for whom the Executive transacted business, or whose identity became known to the Executive in connection with or as a consequence of the Executive's relationship with or employment by Angiotech;

(d)

"Solicitation" means any direct or indirect communication of any kind, regardless of who initiates the communication, that in any way invites, advises, encourages, or asks any person to take or refrain from taking any action.

11.2

Angiotech is engaged in the Business of Angiotech, the Business of Angiotech is worldwide in scope, and the current and potential Competitors of Angiotech and Customers of Angiotech are located throughout the world.

11.3

While the Executive is employed by Angiotech, and for a period of 12 months after the Last Day of Employment, the Executive will not, whether as an owner, shareholder, partner, joint venturer, officer, director, employee, advisor, contractor, consultant, agent, or otherwise, either on his own or in conjunction with any person, persons, entity, firm, association, corporation, or other business enterprise, or in any other manner whatsoever, directly or indirectly:

(a)

carry on or engage in the Solicitation of any Customer of Angiotech, except, while the Executive is employed by Angiotech, for a purpose consistent with the performance of the Executive's duties and responsibilities under this Agreement;

(b)

interfere with, impair, or damage any relationship between Angiotech and any Customer of Angiotech;

(c)

carry on or engage in the Solicitation of any employee or consultant of Angiotech (including any person who was an employee or consultant of Angiotech within a period of six months before the date of the Solicitation) to end his or her employment or consulting relationship with Angiotech, or to commence an employment or consulting relationship or any other relationship with any Competitor of Angiotech;

(d)

carry on or engage in any business or activity that is, will be, or is being prepared to be in competition with the Business of Angiotech, and that is substantially related to any business, activity, or services:

(i)

that the Executive engaged in or performed, directly or indirectly, for or on behalf of Angiotech through the Executive’s Last Day of Employment; or

(ii)

for which the Executive had direct or indirect responsibility or oversight with Angiotech through the Executive’s Last Day of Employment;

(e)

advise, assist, lend money to, guarantee the debts or obligations of, or manage or supervise personnel of, any Competitor of Angiotech engaged in any business or activity described in subparagraph (d)(i) or (ii); or

(f)

subject to paragraphs 1 L4 and 11.5, own more than a 1% legal or beneficial interest in any Competitor of Angiotech.

11.4

If the Executive owns or acquires more than a 1% legal or beneficial interest in any entity, firm, association, corporation, or other enterprise which is not a Competitor of Angiotech but which later becomes a Competitor of Angiotech while the Executive is employed by Angiotech, or, subject to paragraph 11.5, during the 12-month period after the Last Day of Employment:

(a)

the Executive will, within 90 days after the Executive knows, or should have known, that such entity, firm, association, corporation, or other enterprise has become a Competitor of Angiotech (or, if requested by the Executive, such longer time period as Angiotech may agree, such agreement not to be unreasonably withheld), either

(i)

dispose of that interest to the extent necessary to comply with paragraph 11.3(f), or notify Angiotech that the Executive owns more than a 1% legal or beneficial interest in such entity, firm, association, corporation, or other enterprise, and ask that the Board decide whether the Executive must comply with paragraph 11.3(f);

(b)

if the Executive asks the Board under subparagraph (a)(ii) to decide whether the Executive must comply with paragraph 11.3(f), the Board will decide, in its sole discretion, whether the Executive will be required to dispose of the Executive’s legal or beneficial interest in the entity, firm, association, corporation, or other enterprise that has become a Competitor of Angiotech, to the extent necessary to comply with paragraph 11.3(f), or to any lesser extent specified by the Board, and Angiotech will notify the Executive of the Board’s decision; and

(c)

if the Board decides under subparagraph (b) that the Executive must dispose of any portion of the Executive's legal or beneficial interest in the entity, firm, association, corporation, or other enterprise that has become a Competitor of Angiotech,

(i)

the Executive will, within 90 days of being notified of the Board's decision (or, if requested by the Executive, such longer time period as Angiotech may agree, such agreement not to be unreasonably withheld), dispose of that interest to the extent required by the Board under subparagraph (b), and

(ii)

if the Executive incurs a loss as a result of having to comply with the Board's decision under subparagraph (b), Angiotech will provide reasonable compensation to the Executive for that loss, which will not, in any event, exceed the difference, if any, between the acquisition cost of the interest and the proceeds of disposition of the interest (without regard for the tax consequences of the disposition).

11.5

Despite paragraphs 11.3 and 11.4, during the 12-month period after the Last Day of Employment, the Executive may own or acquire more than 1% of the shares of any class of a Competitor of Angiotech that are publicly traded on a stock exchange or trade reporting system, provided that the Executive:

(a)

does not, on his own behalf, or in association with or on behalf of any other person, entity, or group of persons or entities acting jointly or in concert, become a "control person" as defined under the Ontario Securities Act; and

(b)

otherwise complies with paragraph 11.3(a) to (e).

11.6 If paragraph 11.3, or any portion thereof, is found to be unreasonable or unenforceable to any extent by an arbitrator under Part 21 or by a Court of competent jurisdiction determining its validity or enforceability, whether as to the subject matter or scope of the restriction or restrictions, the geographic area of the restriction or restrictions, or the duration of the restriction or restrictions, then the restriction or restrictions will be changed or reduced to that which is determined to be reasonable or enforceable by the arbitrator or the Court.

12.

WORK PRODUCT

12.1

In this Agreement:

(a)

"Intellectual Property" means all proprietary rights and interests in, to, or associated with Work Product, including, without limitation, all registered and unregistered copyrights, patents, industrial designs, trade-marks, trade names, trade secrets, goodwill, all applications and all rights to file applications for all of the foregoing, and all rights of action for infringement, misappropriation, or other misuse, and any other rights in and to the Work Product;

(b)

"Non-Angiotech Invention" means any concept, method, process, technology, invention, development, or other work which:

(i)

subject to paragraph 12.8, is disclosed in Appendix B; or

(ii)

is determined by the Board to be a Non-Angiotech Invention under paragraph 12.7;

(c)

"Work Product" means all work product of every kind, including, without limitation, all inventions, discoveries, concepts, ideas, know-how, plans, strategies, developments, technologies, computer programs, software source and object codes, writings, formulas, algorithms, compilations, information, data, devices, designs, prototypes, drawings, diagrams, schematics, practices, processes, methods, products, procedures, manuals, techniques, and other works of authorship, and all modifications and improvements to any of the foregoing, whether or not patented, registered, or otherwise protected, that is invented, made, created, authored, generated, compiled, conceived, developed, completed, reduced to practice, or worked on by the Executive, whether alone or with others, whether during or outside the Executive's working hours, and whether before or during the Executive's employment with Angiotech:

(i)

relating to the Business of Angiotech;

(ii)

resulting from work performed by the Executive with the use of Angiotech's equipment, facilities, Confidential Information, materials, or personnel;

(iii)

resulting from any work performed by the Executive for Angiotech;

(iv)

resulting from, based on, or using any of Angiotech's assets, property, products, or research; or

(v)

relating to an opportunity that is identified by or presented to the Executive, or of which the Executive becomes aware, in whole or in part as a consequence of the Executive's employment with Angiotech, or the functions performed by the Executive on behalf of Angiotech; but excluding any Non-Angiotech Inventions.

12.2

Angiotech is and will be the sole owner of all Work Product and Intellectual Property.

12.3

For greater certainty:

(a)

the Executive irrevocably assigns and transfers to Angiotech all rights, title, and interest in and to all Work Product and Intellectual Property, and all rights of action for infringement or other misuse, including all rights to file applications, and all pending applications, to patent, register, or record the Work Product and Intellectual Property,

(b)

to the extent the Executive holds or acquires legal title to any Work Product or Intellectual Property, the Executive holds it as trustee and agent for Angiotech; and

(c)

on request by Angiotech, the Executive will, during and after the Executive's employment with Angiotech, execute and deliver immediately to Angiotech all instruments that Angiotech considers necessary or helpful to effect, perfect, register, or record its interest in Work Product and Intellectual Property, or to patent, register, or record Work Product and Intellectual Property in Angiotech's name, or to obtain, maintain, or enforce its rights and interest in Work Product and Intellectual Property in connection with any interference, litigation, opposition, or other proceeding to which Work Product or Intellectual Property is relevant, provided that Angiotech reimburses the Executive for all reasonable expenses incurred to fulfill these obligations.

12.4

The Executive irrevocably nominates, appoints, and constitutes Angiotech as the Executive's true and lawful attorney with power to do all things and execute all documents on the Executive's behalf as may be required to give effect to this Part 12, including, without limitation, the actions contemplated in paragraph 12.3. The attorney so appointed may exercise this power as the attorney deems appropriate to give effect to the intent of this Part 12.

12.5

The Executive will, during and after the Executive's employment with Angiotech, assist Angiotech as much as is reasonably necessary to establish, protect, and enforce Work Product and Intellectual Property, provided that Angiotech:

(a)

reimburses the Executive for all reasonable expenses thereby incurred; and

(b)

provides reasonable compensation to the Executive for efforts thereby expended after the end of the Executive's employment with Angiotech.

12.6

 The Executive irrevocably waives in favour of Angiotech any and all moral rights that the Executive may have with respect to any Work Product, including, without limitation, the right to attribution of authorship, the right to restrain or claim damages for any distortion, mutilation, modification, or enhancement of any Work Product, and the right to retain, use, or reproduce any Work Product in any context and in connection with any product, service, or business, and Angiotech may use or alter any Work Product, as Angiotech sees fit, in its sole discretion.

12.7

A concept, method, process, technology, invention, development or other work developed by the Executive may be determined to be a Non-Angiotech Invention under paragraph 12.1(b)(ii) if:

(a)

subject to paragraph 12.11, the Executive immediately and fully discloses that concept, method, process, technology, invention, development, or other work, in writing, to both Angiotech's General Counsel and its Human Resources Department; and

(b)

the Board determines, in its sole discretion, that the concept, method, process, technology, invention, development, or other work is a Non-Angiotech invention, provided that, for greater certainty, the Board may determine that a concept, method, process, technology, invention, development, or other work is not a NonAngiotech Invention if one or more of the following apply to that concept, method, process, technology, invention, developments or other work:

(i)

it was developed by the Executive during the Executive's business time for Angiotech, or using any equipment, facilities, materials, personnel, trade secrets, or Confidential Information of Angiotech;

(ii)

it relates to the Business of Angiotech or to Angiotech's current or anticipated research or development; or

(iii)

it is otherwise derived from any work performed by the Executive for Angiotech.

12.8

If the disclosure of any Non-Angiotech Invention in Appendix B would violate any obligation of confidentiality that the Executive owes to a third party, Appendix B must instead include (to the extent it does not violate that obligation of confidentiality) a brief description of such Non-Angiotech Invention, a list of all third parties to whom the Non-Angiotech Invention belongs, and the reason full disclosure is prohibited.

12.9

 If, during the Executive's employment with Angiotech, the Executive incorporates any Non-Angiotech Invention into any product, process, service, equipment, or facilities of Angiotech, the Executive will grant Angiotech a non-exclusive, royalty-free, perpetual, and irrevocable worldwide licence (including the right to sublicense) to make, have made, use, offer to sell, sell, import, copy, distribute, modify, and otherwise practise and exploit such NonAngiotech Invention as part of Angiotech's product, process, service, equipment, or facilities (to the extent the Executive is legally entitled to grant such licence or rights to. Angiotech).

12.10

Subject to paragraph 12.11, while the Executive is employed by Angiotech, the Executive will, immediately, fully disclose to Angiotech, in writing, all items, methods, technologies, inventions, and other works, of any nature, developed, conceived, or reduced to practice by the Executive, whether alone or with others, that constitute Work Product or that otherwise relate to the Business of Angiotech.

12.11

If the disclosure of any item, concept, method, process, technology, invention, development, or other work under paragraph 12.7 or 12.10 would violate any obligation of confidentiality that the Executive may owe to a third party, the Executive will, instead, immediately disclose to Angiotech (to the extent it does not violate that obligation of confidentiality) a description of such item, method, technology, invention, or other work, a list of all third parties to whom it belongs, and full and complete reasons why full disclosure is prohibited.

12.12

At the end of the Executive's employment, the Executive will immediately return to Angiotech all Work Product and all other property of Angiotech, including, without limitation, all medical devices, medical implants, and other products, all computers, telephones, personal digital assistants, and other equipment, and all Confidential Information, proprietary or licensed computer programs, customer lists, customer data, books, records, forms, specifications, formulas, data, data processes, designs, papers, and writings relating to the Business of Angiotech, and any copies thereof, in the Executive's possession or under the Executive's control. For greater certainty, the Executive will not retain any copies of any such property, and will immediately provide to Angiotech all passwords and other security devices required to enable access to such property, and any licences granted to the Executive for the use of any such property will be immediately revoked on the Last Day of Employment.

13.

CONFIDENTIALITY

13.1

In this Agreement:

"Confidential Information" means all information and materials of Angiotech, and its customers, clients, vendors, consultants, and other parties with which Angiotech does business that is not generally known by or freely available to the public, including, without limitation, information pertaining to biological materials and their progeny and derivatives, drug formulations, pre-clinical and clinical trials (abandoned or undertaken), work product, inventions, discoveries, concepts, ideas, know-how, plans, strategies, developments, technologies, computer programs, formulas, algorithms, compilations, data, devices, designs, prototypes, drawings, diagrams, schematics, practices, processes, methods, products, procedures, manuals, techniques, customer and supplier lists and data, price lists, policies, records, forms, specifications, trade secrets, research, laboratory notes, analysis, reports, studies, budgets, projections, bids, costs, financial reports and information, financing materials, training programs, sales and marketing programs, plans and strategies, regulatory filings, and correspondence, whether or not expressed in tangible form, and in any format:

(a)

relating to the Business of Angiotech; or

(b)

otherwise relating to Angiotech's past, present, or future businesses, properties, research, products, or services.

13.2

Unless the Executive can demonstrate that information or materials in issue (including Work Product) is generally known by or freely available to the public through no fault of the Executive or any person with whom the Executive is, directly or indirectly, affiliated or related, then the information or material will be presumed and deemed to be Confidential Information.

13.3

Unless and until any Confidential Information ceases to be confidential under paragraph 13.2, the Executive will forever:

(a)

keep private and maintain in strict confidence such Confidential Information; and

(b)

not, directly or indirectly, use, disseminate, disclose, lecture on, publish, duplicate, or summarize the Confidential Information, in whole or in part, except to the extent:

(i)

required by law, but subject to paragraph 13.5;

(ii)

required to enable the Executive to discharge the Executive's duties and responsibilities under this Agreement; or

(iii)

that Angiotech first consents in writing, and the Executive complies with all terms and conditions imposed by Angiotech in the consent.

13.4

The Executive will forever observe the terms of all agreements regarding confidentiality between Angiotech and others, except to the extent:

(a)

required by law, but subject to paragraph 13.5; or

(b)

that Angiotech first consents in writing, and the Executive complies with all terms and conditions imposed by Angiotech in the consent.

13.5

If the Executive reasonably believes that, the Executive is required by law to disclose anything otherwise prohibited under paragraphs 13.3 and 13.4:

(a)

the Executive will immediately notify Angiotech in writing of all material particulars of the situation;

(b)

if Angiotech does not agree that disclosure is required by law, the Executive will not make any disclosure unless an arbitrator under Part 21 or a Court of competent jurisdiction orders otherwise; and

(c)

in any event, the Executive will take all lawful steps to ensure that any disclosure required by law is subject to a protective order of confidentiality.

13.6

Nothing in this Agreement limits or supersedes any other right or remedy that Angiotech may have, under applicable law, with respect to the protection of Confidential Information.

14.

TERMINATION

14.1

In this Agreement:

(a)

"Angiotech US" means Angiotech Pharmaceuticals (US), Inc, a corporation incorporated under the laws of the State of Washington;

(b)

"Change of Control" means the occurrence of any one or more of the following:

(i)

a change in the composition of the Board as a result of which fewer than one-half of the incumbent directors are individuals who were directors 12 months before the change; but excluding any such change in the composition of the Board made with the approval of the Board as it was constituted immediately before the change;

(ii)

the acquisition or aggregation by any person, entity, or group of persons or entities acting jointly or in concert ("Acquiror") of beneficial ownership or control of Voting Securities (including, without limitation, the power to vote or direct the voting thereof), as a result of which the Acquiror and/or associates and/or affiliates of the Acquiror become entitled to cast or direct the casting of 50% or more of the votes attached to all of the outstanding Voting Securities which may be cast to elect directors (regardless of whether a meeting has been called to elect directors); but excluding a change in the relative beneficial ownership of the Acquiror in Voting Securities resulting solely from a reduction in the aggregate number of the outstanding Voting Securities, unless and until the Acquiror increases, in any manner, directly or indirectly, the Acquiror's beneficial ownership or control of Voting Securities (after which the Acquiror and/or associates and/or affiliates of the Acquiror are entitled to cast or direct the casting of 50% or more of the votes attached to all of the outstanding Voting Securities which may be cast to elect directors);

(iii)

the disposition of all or substantially all of the assets or business of

Angiotech or Angiotech US pursuant to a merger, consolidation, or other transaction, unless the common shares of the entity or entities that succeed to the business of Angiotech, and any other shares entitled to vote for the election of directors of such entity or entities, are beneficially owned or controlled by persons, entities, or groups of persons or entities acting jointly or in concert who held beneficial ownership or control of Voting Securities immediately before such merger, consolidation, or other transaction, in substantially the same proportion as they owned such Voting Securities;

(iv)

the adoption of a resolution to wind-up, dissolve, or liquidate Angiotech or Angiotech US; or

(v)

a consolidation, merger, amalgamation, arrangement, or other reorganization or acquisition of Angiotech or Angiotech US, as a result of which the holders of Voting Securities immediately before the completion of such transaction hold less than 50% of the outstanding common shares and other shares entitled to vote for the election of directors of the successor corporation after completion of the transaction;

(c)

"Good Reason" means the occurrence of any one or more of the following without the Executive's written consent:

(i)

a material reduction in the Executive's title, office, authority, or duties or responsibilities of employment;

(ii)

one or more reductions in the Executive's Base Salary, or in the Executive's target bonus opportunity under the Bonus Plan, in the cumulative amount of 5% or more within a 12 month period, or a material reduction in the Executive's benefits or perquisites, if such reductions:

(A)

are not made in conjunction with similar reductions for comparably situated executive employees of Angiotech, or

(B)

are made in conjunction with similar reductions for comparably situated executive employees of Angiotech at the time of, or within 24 months after, a Change of Control;

(ii)

a change in the Executive's principal place of employment by a distance of 80 kilometers or more, unless the new principal place of employment is within 80 kilometers of the Executive's then current residence;

(iv)

a material breach by Angiotech of a fundamental term of this Agreement; or

(v)

an Unapproved Change of Control;

but does not include the Executive being placed on paid leave for up to 30 days pending the determination by Angiotech of whether there is or may be just cause to terminate the Executive's employment;

(d)

"Last Day of Employment" means:

(i)

immediately on receipt of the Notice of Termination if the Executive's employment is terminated by Angiotech for just cause;

(ii)

the effective date of the Notice of Termination if the Executive's employment is terminated by the Executive without Good Reason; or

(iii)

immediately on receipt of the Notice of Termination if the Executive's employment is terminated by Angiotech for any reason other than for just cause, or is terminated by the Executive for Good Reason, except in circumstances where the Employment Standards Act (British Columbia) or other applicable employment standards legislation requires this to be at the end of the period of notice prescribed thereunder, in which case it will be at the end of the period of notice; or such later date as may otherwise be agreed between Angiotech and the Executive;

(e)

"Notice of Termination" means a written notice of termination of the

Executive's employment with Angiotech;

(f)

"Unapproved Change of Control" means a Change of Control that;

(i)

is recommended against to the Board by Angiotech's Chief Executive Officer in office immediately before the Change of Control; or

(ii)

is not approved, supported, or recommended by the Board as it was constituted immediately before the Change of Control;

(g)

"Voting Securities" means common shares of Angiotech and any other shares entitled to vote for the election of directors of Angiotech.

14.2

Angiotech may terminate the Executive's employment at any time by giving a Notice of Termination to the Executive.

14.3

The Executive may terminate the Executive's employment for Good Reason if Angiotech fails to cure the circumstances which gave the Executive Good Reason within 20 days of the Executive giving Angiotech written notice identifying those circumstances (provided that such notice must be given within 90 days after the Executive knows, or should have known, of those circumstances), by the Executive giving a Notice of Termination to Angiotech after the expiration of that 20-day period. Except in accordance with this paragraph, the Executive may not otherwise terminate the Executive's employment for Good Reason.

14.4

The Executive may terminate the Executive's employment at any time without Good Reason by giving a Notice of Termination to Angiotech, providing Angiotech with 60 days' notice of the termination of the Executive's employment, which Angiotech may waive in whole or in part.

14.5

If the Executive's employment is terminated by the Executive without Good Reason, Angiotech will:

(a)

pay any unpaid Base Salary earned by the Executive up to the Last Day of Employment, and, if Angiotech has waived the notice period or any part of it under paragraph 14.4, the equivalent Base Salary the Executive would otherwise have earned during the notice period;

(b)

pay the balance of any outstanding payments under the Bonus Plan that are or were payable to the Executive on or before the last day of the notice period; and

(c)

make any payments due under paragraph 9.3(b) or 10.1(a);

and Angiotech will have no further obligation to the Executive under this. Agreement. In particular, the Executive will be deemed not to have earned any payment under the Bonus Plan either in regard to the fiscal year in which the termination of employment occurs, or in regard to any previous fiscal year, to the extent such payment has not become payable to the Executive as of the last day of the notice period.

14.6

If the Executive's employment is terminated by Angiotech for just cause, Angiotech will:

(a)

pay any unpaid Base Salary earned by the Executive up to the Last Day of Employment;

(b)

pay the balance of any outstanding payments under the Bonus Plan that are or were payable to the Executive on or before the Last Day of Employment; and

(c)

make any payments due under paragraph 9.3(b) or 10.1(a);

and Angiotech will have no further obligation to the Executive under this Agreement. In particular, the Executive will be deemed not to have earned any payment under the Bonus Plan either in regard to the fiscal year in which the termination of employment occurs, or in regard to any previous fiscal year, to the extent such payment has not become payable to the Executive as of the Last Day of Employment.

14.7

If the Executive's employment is terminated by Angiotech for any reason other than for just cause or is terminated by the Executive for Good Reason, and paragraph 14.9 and 14.9 do not apply, Angiotech will:

(a)

pay any unpaid Base Salary earned by the Executive up to the Last Day of

    Employment;

(b)

pay a lump sum amount as severance compensation, equivalent to the total of:

(i)

12 months of Base Salary, and

(ii)

an additional two months of Base Salary for each full year of employment completed by the Executive,

up to a combined maximum of 24 months of Base Salary;

(c)

pay a further lump sum amount as compensation for loss of any benefits made available to the Executive or the Executive's immediate family, including any benefit coverage under any health, dental, life insurance, disability, or other insurance or employee benefits plan, any RRSP contributions or other retirement benefits, and any other perquisites of employment, including any automobile allowance, automobile lease, financial or tax planning services, memberships, or otherwise, in the total amount of:

(i)

$24,000, plus

(ii)

an additional $2,000 for each full year of employment completed by the Executive,

up to a combined maximum of $48,000;

(d)

pay the balance of any payments which may be due to the Executive under the Bonus Plan, including, if applicable, a prorated payment under the Bonus Plan earned in respect of the fiscal year in which the Executive's employment is terminated, as and when determined by the Board; and

(e)

make any payments due under paragraph 9.3(b) or 10.1(a).

14.8

If the Executive's employment is terminated by Angiotech for any reason other than for just cause or is terminated by the Executive for Good Reason, and the Date of Notice is on or before March 26, 2008, and paragraph 14.9 does not apply, Angiotech will:

(a)

pay any unpaid Base Salary earned by the Executive up to the Date of Notice;

(b)

pay a lump sum amount as severance compensation, equivalent to 18 months of Base Salary;

(c)

pay a further lump sum amount as compensation for loss of any benefits made available to the Executive or the Executive's immediate family, including any benefit coverage under any health, dental, life insurance, disability, or other insurance or employee benefits plan, any RR.SP contributions or other retirement benefits, and any other perquisites of employment, including any automobile allowance, automobile lease, financial or tax planning services, memberships, or otherwise, in the amount of $24,000;

(d)

pay the balance of any payments which may be due to the Executive under the Bonus Plan, including, if applicable, a prorated payment under the Bonus Plan for the fiscal year in which the Executive's employment is terminated, as and when determined by the Board; and

(e)

make any payments due under paragraph 9.3(b) or Error! Reference source not found.

14.9

If, at the time of, or within 24 months after, a Change of Control, the Executive's employment is terminated by Angiotech for any reason other than for just cause or is terminated by the Executive for Good Reason, Angiotech will:

(a)

pay any unpaid Base Salary earned by the Executive up to the Last Day of

Employment;

(b)

pay a lump sum amount as severance compensation, equivalent to the total of:

(i)

24 months of Base Salary, and

(ii)

an additional two months of Base Salary for each full year of employment completed by the Executive,

up to a combined maximum of 36 months of Base Salary;

(c)

pay a further lump sum amount as compensation for loss of any benefits made available to the Executive or the Executive's immediate family, including any benefit coverage under any health, dental, life insurance, disability, or other insurance or employee benefits plan, any RRSP contributions or other retirement benefits, and any other perquisites of employment, including any automobile allowance, automobile lease, financial or tax planning services, memberships, or otherwise, in the total amount of:

(i)

$48,000, plus

(ii)

an additional $2,000 for each full year of employment completed by the Executive, up to a combined maximum of $72,000;

(d)

pay the balance of any payments which may be due to the Executive under the Bonus Plan, including, if applicable, a prorated payment under the Bonus Plan earned in respect of the fiscal year in which the Executive's employment is terminated, as and when determined by the Board;

(e)

pay a further lump sum amount, equal to two times the greater of:

(i)

the average of the payments made to the Executive under the Bonus Plan in each of the two immediately preceding fiscal years, and

(ii)

the amount of the Executive's target bonus opportunity under the Bonus Plan for the fiscal year in which the Executive's employment is terminated;

(f)

if the Executive holds any stock options, securities, grants, or awards under any stock option agreement, plan, or program, or other equity-based incentive plan or program, which are not vested as of the Last Day of Employment in accordance with the provisions of the applicable agreement, plan, or program referred to in paragraph 8.1 (and if vesting does not accelerate under those provisions), pay a further lump sum amount equivalent to the amount the Executive would have received if the Executive had been able to exercise those stock options, securities, grants, or awards under the applicable agreement, plan, or program, and sell the shares or underlying securities resulting from their exercise at a price equal to the closing price of such shares or underlying securities on the Toronto Stock Exchange as of the Last Day of Employment;

(g)

make any payments due to the Executive under paragraph 93(b) or 10.1(a);

(h)

in the case of a Change of Control that is not an Unapproved Change of Control, if any payment, award, benefit, or distribution (or any acceleration of any payment, award, benefit, or distribution) made by Angiotech under this Agreement or otherwise to or for the benefit of the Executive is subject to excise tax under Section 4999 of the Code (referred to in this paragraph 14.9(h) as the "Excise Tax"), and the reduction of the amounts payable to the Executive under this Agreement to the maximum amount that could be paid to the Executive without triggering the Excise Tax ("Safe Harbor Cap') would provide the Executive with a greater after tax amount than if such amounts were not reduced, then the amounts payable to the Executive under this Agreement will be reduced to the Safe Harbor Cap (but not below zero), provided that:

(i)

the reduction of the amounts payable hereunder, if applicable, will be made by reducing the payments under paragraph 14.9(b); and

(ii)

if the reduction of the amounts payable would not result in a more favourable after tax consequence to the Executive, no amounts payable under this Agreement will be reduced; and

(i)

in the case of a Change of Control that is an Unapproved Change of Control, if any payment, award, benefit, or distribution (or any acceleration of any payment, award, benefit, or distribution) made by Angiotech under this Agreement or otherwise to or for the benefit of the Executive (but without regard to any additional payments required under this paragraph 14.9(i)), is subject to excise tax under Section 4999 of the Code, or if any interest or penalties are incurred by the Executive with regard to such excise tax (such excise tax, together with any such interest and penalties, being collectively referred to in this paragraph 14.9(i) as the "Excise Tax"), Angiotech will pay the Executive an additional payment ("Gross-Up Payment") such that after payment by the Executive of all taxes (including any Excise Tax) imposed on the Gross-Up Payment, the Gross-Up Payment will be the sum of:

(i)

the Excise Tax, and

(ii)

the product of any deductions disallowed because of the inclusion of the Gross-Up Payment in the Executive's adjusted gross income and the highest applicable marginal rate of federal income taxation for the calendar year in which the Gross-Up Payment is made.

14.10

If Angiotech's shares cease to be listed on the Toronto Stock Exchange, the reference to the Toronto Stock Exchange in paragraph 14.9(f) will be deemed to be replaced with a reference to the NASDAQ or to such other stock exchange or quotation and trade reporting system, if any, on which the greatest trading volume in Angiotech's common shares occurs.

14.11

Before any payments are made to the Executive under

(a)

paragraph 14.7(b) or (c),

(b)

paragraph 14.8(b) or (c), or

(c)

paragraph 14.9(b), (c), (e), (D or (0

the Executive will execute and deliver to Angiotech a release in the form attached as Appendix A or in a similar form prepared by Angiotech.

14.12

Angiotech's obligation to make any payments under

(a)

paragraph 14.7(b) to (d),

(b)

paragraph 14.8(b) or (c), or

(c)

paragraph 14.9(b) to (f) and (i)

is conditional on the Executive's ongoing compliance with all applicable post-employment obligations of the Executive under this Agreement, including, without limitation, the Executive's obligations under Parts 3, 11, 12, and 1.3. If the Executive breaches any such obligation, the Executive will immediately disgorge and repay Angiotech any such payments received and will be disentitled to any further such payments, without limiting, diminishing, or affecting any other damages, losses, costs, or expenses for which the Executive may be liable for any breach of this Agreement.

14.13

The Executive will not be required to seek other employment to be eligible to receive any payments payable under this Agreement after termination of the Executive's employment, and no amount will be set-off against any such payments on account of any remuneration or benefit that the Executive may receive as a result of any other employment the Executive may obtain.

14.14

 If the Executive dies,

(a)

the Executive's estate will be entitled to receive:

(i)

any unpaid Base Salary earned up to the date of the Executive's death;

(ii)

the balance of any payments which may be due to the Executive under the Bonus Plan as of the date of the Executive's death, including a prorated payment under the Bonus Plan earned in respect of the fiscal year in which the Executive's death occurs, if applicable, as and when determined by the Board; and

(iii)

any amounts due to the Executive under paragraph 9.3(b) or 10.1(a) as of the date of the Executive's death;

(b)

any outstanding stock options or other grants or awards held by the Executive, as of the date of the Executive's death, under any stock option agreement, plan, or program, or other equity-based incentive plan or program, will continue to be governed by the provisions of the applicable agreement, plan, or program; and

(c)

Angiotech will have no other or further obligation to the Executive or the

Executive's estate.

14.15

If, through no fault of the Executive, the Executive ceases to be legally eligible to work in Canada:

(a)

the Executive will cooperate with Angiotech and use best efforts to attempt to restore the Executive's eligibility to work in Canada; and

(b)

if, after taking the steps under subparagraph (a), the Executive and Angiotech are unable to restore the Executive's eligibility to work in Canada, the Executive will be entitled to receive payments under paragraph 14.7 or 14.8 as if the Executive's employment had been terminated by Angiotech without just cause, and the Last Day of Employment will be deemed to be the date on which the Executive ceased to be eligible to work in Canada.

14.16

The provisions of this Part 14 are fair and reasonable and constitute Angiotech's only obligation to provide notice of termination, severance pay, compensation under employment standards legislation, and related compensation upon the termination of the Executive's employment without just cause, including, without limitation, damages in lieu of reasonable notice of termination, loss of opportunity to exercise or acquire stock options, securities, grants, or awards under any stock option agreement, plan, or program, or other equity-based incentive plan or program, damage or injury to reputation, damages for bad faith or otherwise pertaining to the manner of dismissal, psychological damage or injury, loss of opportunity to receive payments under the Bonus Plan or any other incentive compensation, lost insurance benefits, negligence or other tort claims, or otherwise. In particular, Angiotech will have no greater obligation than specified in this Part 14 if, after the Last Day of Employment, the Executive becomes sick, ill, disabled, or otherwise unable to work, or dies.

15.

ENFORCEMENT

15.1

The restrictions in Parts 11, 12, and 13 are necessary for the protection of Angiotech's interests and the Business of Angiotech, are reasonable and valid, and will not prevent the Executive from pursuing a livelihood, and the Executive irrevocably waives all defences to their enforcement.

15.2

In addition to any and all other rights and remedies available to Angiotech, an injunction is the only effective and meaningful remedy for any breach of the Executive's obligations under Parts 3, 11, 12, and 13, and Angiotech would suffer irreparable harm and injury in the event of any such breach. Accordingly, Angiotech may, without having to prove actual or potential damages, loss, injury, or harm, apply for and obtain injunctive relief from any Court of competent jurisdiction, including, without limitation, an interim, interlocutory, or permanent injunction, to enforce any of these provisions upon their breach or threatened breach.

16.

SECTION 409A OF INTERNAL REVENUE CODE

16.1

Subject to paragraph 16.2, if, on the Executive's Last Day of Employment, the Executive is a "specified employee" as defined in Section 409A of the Code, no payment or benefit will be provided under this Agreement until the earlier of:

(a)

six months after the Last Day of Employment; or

(b)

the date of the Executive's death; except as may otherwise be required under the Employment Standards Act (British Columbia) or other applicable employment standards legislation.

16.2

Paragraph 16.1 will apply:

(a)

only to the extent required to avoid causing the Executive to incur any additional income tax or interest under Section 409A of the Code or any regulation or US Treasury Department guidelines promulgated thereunder; and

(b)

despite any other provision of this Agreement.

16.3

If any provision of this Agreement (or any award of compensation hereunder) would cause the Executive to incur any additional income tax or interest under Section 409A of the Code or any regulation or US Treasury Department guidelines promulgated thereunder:

(a)

Angiotech will propose any changes to this Agreement that Angiotech may determine to be necessary to avoid causing the Executive to incur such additional income tax or interest, provided that any such changes will give effect, to the extent practicable, to the intent of the provisions of this Agreement without violating the provisions of Section 409A of the Code; and

(b)

the Executive's agreement to any such changes proposed by Angiotech will not be unreasonably withheld.

17.

EXECUTIVE'S REPRESENTATIONS

17.1

 In this Agreement:

"Previous Employer" means any previous employer of the Executive, or any entity for which the Executive has worked or to which the Executive has provided services.

17.2

The Executive represents and warrants that:

(a)

the Executive is legally eligible to work in Canada;

(b)

the Executive has no obligation to assign any rights, title, or interest in or to any Work Product or Intellectual Property to any third party that conflicts or is inconsistent with the Executive's obligations under this Agreement;

(c)

the Executive has no other employment, work, consultancy, engagements, undertakings, or other relationship that could restrict or impair the performance of the Executive's duties and responsibilities under this Agreement;

(d)

the Executive has complied and is in compliance with any enforceable covenants in any agreement with any Previous Employer;

(e)

the Executive has kept confidential and not disclosed or made available to Angiotech any confidential information of any Previous Employer;

(f)

upon ending the Executive's employment with, or ceasing to work for or provide services to, any Previous Employer, the Executive did not take or remove anything proprietary to that Previous Employer;

(g)

the Executive is not aware of any outstanding or potential claims or demands which have been or may be brought against the Executive in relation to the Executive's employment or other work for, or services provided to, any Previous Employer;

(h)

all items, methods, technology, inventions, and other works of any nature developed or provided by the Executive to Angiotech:

(i)

are or will be original to the Executive, except to the extent otherwise disclosed to Angiotech, and

(ii)

do not, and will not when used or exploited by Angiotech or its contractors or customers, infringe any rights of the Executive or any third party;

(i)

all Non-Angiotech Inventions as of the date of this Agreement are fully disclosed in Appendix B, except as provided in paragraph 12.8, and all information disclosed in Appendix B is true and correct; and

(j)

the execution, delivery, and performance of this Agreement does not and will not otherwise conflict with or result in the violation or breach of any order, judgment, injunction, contract, agreement, commitment, or other arrangement to which the Executive is a party or by which the Executive is bound.

17.3

The Executive:

(a)

agrees that Angiotech has entered into this Agreement relying on the representations and warranties in paragraph 17.2; and

(b)

will indemnify and save harmless Angiotech from and against any and all claims, causes of action, damages, losses, costs, and expenses, including reasonable legal fees, taxes, and disbursements, arising from the incorrectness of, or any breach of, any representation or warranty in paragraph 17.2.

17.4

The Executive will not be obligated under paragraph 17.3(b) to indernnify Angiotech for legal fees, taxes, or disbursements incurred by Angiotech in defending against any claim brought against Angiotech by a Previous Employer, in relation to any allegation that the Executive:

(a)

has breached the terms of any agreement with that Previous Employer;

(b)

has misused or made unauthorized disclosure of any confidential information of that Previous Employer; or

(c)

took or removed anything proprietary to that Previous Employer.

17.5

The Executive:

(a)

will continue to comply with any enforceable covenants in any agreement with any Previous Employer; and

(b)

will continue to maintain in confidence any confidential information of any Previous Employer, and will not disclose or make available to Angiotech any such confidential information of a Previous Employer.

18.

GOVERNING LAW AND FORUM

18.1

This Agreement is deemed to be made in British Columbia, and will be governed by and construed and interpreted in accordance with the laws of British Colurnbia and laws of Canada applicable therein.

18.2

Subject to Part 21, if Angiotech commences a proceeding in the Courts of British Columbia to interpret or enforce any term of this Agreement or to resolve any dispute under it, the Executive will irrevocably attorn to the jurisdiction of the Courts of British Columbia in connection therewith, and the Courts of British Columbia will have exclusive jurisdiction in connection therewith.

19.

NOTICES

19.1

All notices and other communications required or permitted to be given under this Agreement will be in writing, and will be delivered or sent by registered mail to the party entitled to receive them, as follows:

(a)

CHRIS DENNIS

[***]

(b)

ANGIOTECH PHARMACEUTICALS, INC.

1618 Station Street

Vancouver, BC V6A 1B6

Attention:

David D. McMasters,

General Counsel and Senior Vice President, Legal

19.2

Either party may notify the other in writing of a change of address to which notices will thereafter be given,

20.

SEVERABILITY AND WAIVER

20.1

Each provision of this Agreement is a separate obligation and is severable from all other such obligations, and if any of them is held by an arbitrator under Part 21 or by a Court to be invalid or unenforceable, this Agreement will be construed by limiting, restricting, or reducing the application or scope of the applicable provision or provisions, to the extent necessary to comply with applicable law then in effect.

20.2

In this Agreement:

(a)

a waiver of any provision of this Agreement will not be binding unless in writing and signed by both parties;

(b)

a failure to exercise or a delay in exercising any right or remedy under this Agreement will not be deemed to be a waiver of that right or remedy; and

(c)

a waiver or excuse by either party of any default or breach by the other party of any provision of this Agreement will not waive that party's rights in respect of any continuing or subsequent default or breach, or affect the rights of that party in respect of any such continuing or subsequent default or breach.

21.

DISPUTE RESOLUTION

21.1

Before initiating any legal proceedings, the parties will attempt to resolve all disputes concerning the interpretation, application or enforcement of any term of this Agreement, any alleged breach of or non-compliance with this Agreement, or otherwise arising out of or in connection with this Agreement or any aspect of the Executive's employment with Angiotech or the termination of that employment, by mediated negotiation, and will use their best efforts to agree on a mediator and to resolve any disputes by mediation.

21.2

If a dispute referred to in paragraph 21.1 cannot be resolved by mediation within 15 days after one of the parties notifies the other of an intention to mediate the dispute, or if the parties are unable to agree on a mediator within 10 days of such notice, either party may give notice to the other party of its intention to refer the dispute to binding arbitration.

21.3

A dispute that is referred to binding arbitration under paragraph 21.2 will be finally resolved by a single arbitrator under the Commercial Arbitration Act (British Columbia) ("CAA").

21.4

If the parties are unable to agree to an arbitrator within 10 days of the notice referring the dispute to arbitration, either party may apply to the Supreme Court of British Columbia ("Supreme Court") for the appointment of a single arbitrator under the CAA.

21.5

Immediately after the arbitration has commenced, the parties will agree under section 35 of the CAA to exclude the jurisdiction of the Supreme Court under sections 31, 33 and 34 of the CAA.

21.6

The arbitration will be in Vancouver, British Columbia. 21.7 The arbitrator will:

(a)

subject to the provisions of this Agreement, apply the Domestic Commercial Arbitration Rules of Procedure of the British Columbia International Commercial Arbitration Centre with any modifications as may be agreed to by the parties, or such other rules of procedure as may otherwise be agreed to by the parties;

(b)

not have the authority or jurisdiction to award:

(i)

punitive or aggravated damages, or damages for any intangible loss or injury, including damage or injury to reputation, damages for bad faith or otherwise pertaining to the manner of dismissal, or psychological damage or injury, or

(ii)

injunctive relief, specific performance, or any other equitable remedy;

(c)

conduct the arbitration proceeding within 30 days of being appointed; and

(d)

render a decision within 30 days of the completion of the arbitration proceeding.

21.8

The award of the arbitrator will be final and binding, and any order, ruling, or award made by the arbitrator will not be questioned, reviewed, restrained, amended, or set aside by the Supreme Court, except for arbitral error under section 30 of the CAA.

21.9

Despite paragraph 21 3:

(a)

either party may, before or after an arbitration has commenced, apply to the Supreme Court for interim relief under section 15(4) of the CAA; and

(b)

Angiotech may, before or after an arbitration has commenced, apply to any Court of competent jurisdiction for injunctive relief under paragraph 15.2.

22.

INDEPENDENT LEGAL ADVICE

22.1

Angiotech's lawyers prepared this Agreement. The Executive was asked to obtain independent legal advice before signing this Agreement, and represents by signing it that such advice has been obtained.

23.

ENUREMENT AND ASSIGNMENT

23.1

This Agreement will enure to the benefit of and be binding on the parties and their respective heirs, executors, administrators, successors, and permitted assigns.

23.2

The Executive will not assign this Agreement without Angiotech's prior written consent.

24.

INTERPRETATION

24.1

In this Agreement:

(a)

"Angiotech" includes, as the context may require, its affiliates, subsidiaries, associated companies, successors, and assigns;

(b)

"Board" means the Board of Directors of Angiotech;

(c)

"Code" means United States Internal Revenue Code of 1986, as amended;

(d)

"day" means calendar day, unless otherwise specified;

(e)

"IRS" means Internal Revenue Service.

24.2

All monetary amounts expressed in this Agreement are in Canadian currency, unless otherwise specified.

24.3

Any reference in this Agreement to an enactment will be deemed to be a reference to such enactment as it may be amended or replaced from time to time, and any reference to a particular provision of an enactment will include a reference to an equivalent provision, if the enactment is amended or replaced.

24.4

Any rule of interpretation that any ambiguity is to be resolved against the drafting party is not applicable to this Agreement.

25.

ENTIRE AGREEMENT

25.1

This document contains the entire agreement between the parties with respect to the Executive's employment, and cancels and supersedes all prior agreements and discussions between them relating to the Executive's employment.

25.2

Except as provided in this Agreement, no amendment or variation of the terms of this Agreement will be effective or binding unless in writing and signed by both parties.

TO EVIDENCE THEIR AGREEMENT the parties have executed this Agreement on the dates appearing below.

SIGNED, SEALED AND DELIVERED by	)
CHRIS J.W. DENNIS in the presence	)
of:	)
)
/s/ Alison Smith	)	/s/ Chris J.W. Dennis
(Signature of Witness))		CHRIS J.W. DENNIS
)
Alison Smith	)
(Print Name of Witness))
)
[***]	)
(Address of Witness))
)
[***]	)
(Occupation of Witness))
)
December 21, 2007)
(Date))

ANGIOTECH PHARMACEUTICALS (US), INC.

By:  /s/ William L. Hunter

___________________________________

Authorized Signatory

Date:  January 15, 2008

APPENDIX A

Form of Release

FULL AND FINAL RELEASE
AND PROMISE NOT TO INITIATE LEGAL ACTION

I, ♦, in consideration of the gross sum of $♦ (less required statutory deductions and withholdings), the receipt and sufficiency of which is hereby acknowledged, voluntarily agree:

1.

Not to initiate any type of legal or regulatory action, and to release and forever discharge Angiotech Pharmaceuticals, Inc. ("Angiotech"), its affiliates and subsidiaries, its and their successors and assigns, and its and their present and former officers, directors, employees, shareholders, partners, agents, and otherwise, as the case may be (collectively, the "Releasees"), of and from any and all causes of action, suits, contracts, complaints, claims, damages,. costs, and expenses of any nature or kind whatsoever, known or unknown (collectively, "Claims"), which as against the Releasees, and any of them, I have ever had, now have, or at any time hereafter I and my personal representatives can, shall or may have, arising out of any cause, matter or thing, including, without limiting the generality of the foregoing:

(a)

Claims arising directly or indirectly out of my hiring or the termination of my employment with Angiotech, or in any other way relating directly or indirectly to my employment with Angiotech;

(b)

Claims relating directly or indirectly to the loss of disability insurance, life insurance, share options; bonuses, incentive compensation, shares, equity-based compensation or incentives, pension, RRSP contributions, and any other form of compensation, benefit, or perquisite of my employment with Angiotech;

(c)

Claims for disability or sickness, or for insurance benefits relating directly or indirectly to such Claims; and

(d)

Claims arising under any Federal or Provincial statute, including specifically claims under the [names of applicable statutes to be inserted by Angiotech when the employment relationship is terminated].

2.

That neither the settlement nor anything contained herein is an admission of any liability by the Releasees, or any of them, by whom liability is expressly denied.

3.

That I have carefully read and understand this document, and either received legal advice about it before I signed it, or voluntarily declined to obtain such advice.

4.

That the foregoing consideration is accepted voluntarily, for the purpose of making a full and final settlement of all Claims.

5.

That the terms of this document are intended to be contractual and not a mere recital.

SIGNED, SEALED AND DELIVERED by	)
♦ on __, 20__ in the	)
presence of:	)
)
)
Signature	)	♦
)
)
Print Name	)
)
)
Address	)
)
)
Occupation	)

* * PLEASE READ CAREFULLY BEFORE SIGNING * *

APPENDIX B

Non-Angiotech Inventions

♦

APPENDIX "B"

FULL AND FINAL RELEASE
AND PROMISE NOT TO INITIATE LEGAL ACTION

I, CHRIS J.W. DENNIS, in consideration of the payment of the gross sum of $345,000.00 (less required statutory deductions and withholdings), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, agree:

1.

Not to ever initiate any type of legal or regulatory action, and to release and forever discharge Angiotech Pharmaceuticals, Inc. ("Angiotech"), its affiliates and subsidiaries, its and their successors and assigns, and its and their present and former officers, directors, employees, shareholders, partners, contractors, consultants, advisors, agents, and otherwise, as the case may be (collectively, the "Releasees"), of and from any and all causes of action, suits, contracts, complaints, claims, damages, costs, and expenses of any nature or kind whatsoever, known or unknown (collectively, the "Claims"), which as against the Releasees, and any of them, I have ever had, now have, or at any time hereafter I and my personal representatives can, shall or may have, arising out of any cause, matter, or thing, including, without limiting the generality of the foregoing:

(a)

Claims arising directly or indirectly out of my hiring or the termination of my employment with Angiotech, or in any way relating directly or indirectly to my employment with Angiotech; including Claims for severance compensation under my Employment Agreement dated December 17, 2007;

(b)

Claims relating directly or indirectly to the loss of medical insurance, extended health insurance, disability insurance, life insurance, share options, bonuses, incentive compensation, shares, equity-based compensation or incentives, pension, RRSP contributions, automobile lease, financial or tax planning services, health clinic membership, moving expenses, housing allowance, and any other form of compensation, benefit, or perquisite of my employment with Angiotech;

(c)

Claims for or relating to illness, sickness, disability, or death, or for insurance  benefits relating directly or indirectly to such Claims; and

(d)

Claims arising under any Federal or Provincial statute, including those arising under the British Columbia Employment Standards Act, Human Rights Code, and Workers Compensation Act.

2.

That I have carefully read and understand this document, and received legal advice about it before I signed it.

3.

That the foregoing consideration is accepted voluntarily, for the purpose of making a full and final settlement of all Claims.

4.

That the terms of this document are intended to be contractual and not a mere recital.

SIGNED, SEALED AND DELIVERED by	)
CHRIS J.W. DENNIS on December 31, 2008 in the presence of:	)
)
)
/s/ Jacquie Dennis	)	/s/ Chris J.W. Dennis
(Signature of Witness))		CHRIS J.W. DENNIS
)
Jacquie Dennis	)
(Print Name of Witness))
)
[***]	)
(Address of Witness))
)
[***]	)
(Occupation of Witness))
)

* * PLEASE READ CAREFULLY BEFORE SIGNING * *

BETWEEN:

CHRIS J. W. DENNIS

AND:

ANGIOTECH PHARMACEUTICALS, INC.

AGREEMENT

Davis LLP
2800 Park Place
666 Burrard Street
Vancouver, BC V6C 2Z7

66216	00032 AAS/ejh

Davis:3921338.4